UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

____________________

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.   )

Filed by the Registrant ☑	Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Archer Aviation Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☑	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

2022 PROXY STATEMENT

The Flight of a Lifetime, Every Day™

ADAM GOLDSTEIN

Co-Founder & Chief Executive Officer

“YOUR VOTE

IS IMPORTANT.

WHETHER OR

NOT YOU PLAN

TO ATTEND THE

ANNUAL MEETING,

PLEASE CAST

YOUR VOTE AS

SOON AS POSSIBLE

BY INTERNET, TELEPHONE,

OR BY MAIL.”

TO OUR STOCKHOLDERS:

You are cordially invited to attend the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of Archer Aviation Inc., which will be held virtually at www.virtualshareholdermeeting.com/ACHR2022 on Friday, June 10, 2022, 11:00 a.m. Pacific Time. The Annual Meeting will be held in a virtual meeting format only and you will not be able to attend in person. We believe that a virtual stockholder meeting provides greater access to those who may want to attend and provides a safer forum in light of the ongoing COVID-19 pandemic, and therefore we have chosen this format over an in-person meeting. This approach also lowers costs and enables broader participation.

The matters expected to be acted upon at the Annual Meeting are described in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement (the “Proxy Statement”). The Annual Meeting materials include the notice, this Proxy Statement, our annual report, and proxy card.

Your vote is important. Whether or not you plan to attend the Annual Meeting virtually, please cast your vote as soon as possible by Internet, telephone or, if you received a paper proxy card and voting instructions by mail, by completing and returning the enclosed proxy card in the postage-prepaid envelope to ensure that your shares will be represented. Your vote by written proxy will ensure your representation at the Annual Meeting regardless of whether or not you attend virtually. Returning the proxy does not affect your right to attend the Annual Meeting virtually or to vote your shares virtually during the Annual Meeting.

Sincerely,

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON FRIDAY, JUNE 10, 2022 AT 11:00 A.M. PACIFIC TIME. THE PROXY STATEMENT AND ANNUAL REPORT ARE AVAILABLE AT WWW.PROXYVOTE.COM. THIS NOTICE OF THE ANNUAL MEETING, PROXY STATEMENT, AND FORM OF PROXY ARE BEING DISTRIBUTED AND MADE AVAILABLE ON OR ABOUT APRIL 29, 2022.

2022 PROXY STATEMENT 3

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TIME & DATE:	Friday, June 10, 2022, 11:00 a.m. Pacific Time
PLACE:	You are cordially invited to attend the 2022 Annual Meeting of Stockholders of Archer Aviation Inc., which will be held virtually at www.virtualshareholdermeeting.com/ACHR2022. We believe that a virtual stockholder meeting provides greater access to those who may want to attend and provides a safer forum in light of the ongoing COVID-19 pandemic, and therefore we have chosen this format over an in-person meeting. This approach also lowers costs and enables broader participation. You will not be able to attend the Annual Meeting in person.
ITEMS OF BUSINESS:

1.   Elect certain directors of Archer Aviation Inc., each to serve a three-year term expiring at the 2025 annual meeting of stockholders and until such director’s successor is duly elected and qualified.

2.   Approve the proposed Amended and Restated 2021 Equity Incentive Plan.

3.   Ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.

4.   Transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

RECORD DATE:	Only stockholders of record at the close of business on April 14, 2022 are entitled to notice of, and to attend and vote at, the Annual Meeting and any adjournments thereof.
PROXY VOTING:	Each share of Class A common stock that you own represents one vote and each share of Class B common stock that you own represents ten votes. For questions regarding your stock ownership, you should contact your broker or, alternatively, if you do not hold shares through a broker, you may contact us at legal@archer.com, or our transfer agent, Continental Stock Transfer & Trust Company, through its website at https://continentalstock.com, by phone at (212) 509-4000, or by e-mail at cstmail@continentalstock.com.

This notice of the Annual Meeting, Proxy Statement, and form of proxy are being distributed and made available on or about April 29, 2022. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, WE ENCOURAGE YOU TO VOTE AND SUBMIT YOUR PROXY THROUGH THE INTERNET OR BY TELEPHONE OR REQUEST AND SUBMIT YOUR SIGNED AND DATED PROXY CARD BY MAIL AS SOON AS POSSIBLE, SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING.

By Order of the Board of Directors,

ANDREW MISSAN

Chief Legal Officer and Secretary

2022 PROXY STATEMENT 4

TABLE OF CONTENTS:

2022 PROXY STATEMENT 5

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS:

This Proxy Statement includes forward-looking statements, which are statements other than statements of historical facts and statements in the future tense. These statements include, but are not limited to, statements regarding our future performance and our market opportunity, our business strategy and plans, including the pace at which we intend to design, develop, certify and bring to market our planned eVTOL aircraft, and the potential market opportunity for our eVTOL aircraft and planned UAM ecosystem. Forward-looking statements are based upon various estimates and assumptions, as well as information known to us as of the date hereof, and are subject to risks and uncertainties. Accordingly, actual results could differ materially due to a variety of factors, including: the early stage nature of our business and our past and projected future losses; our ability to design, develop, certify, manufacture and commercialize our aircraft and UAM ecosystem; our dependence on United Airlines for our current aircraft orders, which are subject to conditions, further negotiation and reaching mutual agreement on certain material terms, and the risk that United Airlines cancels those orders; our ability to remediate material weaknesses in internal control over financial reporting and ability to maintain an effective system of internal control; the effectiveness of our marketing and growth strategies, including our ability to effectively market electric air transportation as a substitute for conventional methods of transportation; our ability to compete in the urban air mobility and eVTOL industries; our ability to obtain any required certifications, licenses, approvals, or authorizations from governmental authorities; our ability to achieve our business milestones and launch products and services on anticipated timelines; our dependence on suppliers for the parts and components in our aircraft; our ability to develop commercial-scale manufacturing capabilities; regulatory requirements and other obstacles outside of our control that slow market adoption of electric aircraft, such as the inability to obtain and maintain adequate vertiport infrastructure; our ability to hire, train and retain qualified personnel; risks related to our UAM ecosystem operating in densely populated metropolitan areas and heavily regulated airports; adverse publicity from accidents involving electric aircraft or lithium-ion battery cells; the impact of labor and union activities on our workforce; losses resulting from indexed price escalation clauses in purchase orders; regulatory risks related to evolving laws and regulations in our industry; the impact of war, including the ongoing conflict in Ukraine, natural disasters, outbreaks and pandemics, including the ongoing COVID-19 pandemic, on our business and the global economy; our need for and the availability of additional capital; cybersecurity risks; and risks and costs associated with our ongoing litigation with Wisk Aero LLC.

Additional risks and uncertainties that could affect our financial results and business are included under the caption “Risk Factors” in our Annual Report on Form 10-K relating to the year ended December 31, 2021, filed with the SEC on March 14, 2022 and our other SEC filings, which are available on investor relations website at investors.archer.com and on the SEC website at www.sec.gov.

All forward-looking statements contained herein are based on information available to us as of the date hereof and you should not rely upon forward-looking statements as predictions of future events. The events and circumstances reflected in the forward-looking statements may not be achieved or occur. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, performance, or achievements. We undertake no obligation to update any of these forward-looking statements for any reason after the date of this Proxy Statement or to conform these statements to actual results or revised expectations, except as required by law. Undue reliance should not be placed on forward-looking statements.

2022 PROXY STATEMENT 6

PROXY SUMMARY:

This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully before voting. Page references are supplied to help you find further information in this Proxy Statement.

References in this Proxy Statement to (i) “we,” “us,” “our,” “ours,” “Archer” and the “company” refer to Archer Aviation Inc. prior to the business combination and to Archer Aviation Inc. and its consolidated subsidiaries after the closing of the business combination, and (ii) “stockholders” refers to holders of our Class A common stock and/or Class B common stock unless the context requires otherwise. References to “Legacy Archer” refer to Archer Aviation Inc. prior to the business combination. References to “business combination” refer to the transactions contemplated by that certain business combination agreement, dated February 10, 2021, as amended and restated on July 29, 2021, by and among Atlas Crest Investment Corp. (“Atlas”), Legacy Archer and Artemis Acquisition Sub Inc., a Delaware corporation and a direct, wholly-owned subsidiary of Atlas (“Merger Sub”), whereby Merger Sub merged with and into Legacy Archer, which survived the merger as a wholly-owned subsidiary of Atlas. Following the consummation of the business combination, Legacy Archer changed its name to Archer Aviation Operating Corp., and Atlas changed its name to Archer Aviation Inc. and it became the successor registrant with the U.S. Securities and Exchange Commission (“SEC”).

MEETING INFORMATION:

Your vote is important. Please submit your proxy as soon as possible (see “Voting Instructions; Voting of Proxies” on page 14 for voting instructions).

Meeting Date	Record Date	Meeting Time	Virtual Meeting Access
Friday, June 10, 2022	April 14, 2022	11:00 a.m. Pacific Time	www.virtualshareholdermeeting.com/ACHR2022 using your 16-digit control number included on your Notice of Internet Availability of Proxy Materials or on your proxy card

VOTING METHODS:

You may vote in advance of the virtual meeting using one of these voting methods:

Via the Internet	Call Toll Free	Mail Signed and Dated Proxy Card
www.proxyvote.com	Follow instructions shown on proxy card	If you received paper materials, mail to: Vote Processing, c/o Broadridge Financial Solutions, Inc. 51 Mercedes Way, Edgewood, New York 11717
2022 PROXY STATEMENT 7

VOTING AGENDA / VOTING MATTERS:

Proposal		Board Recommendation	Page Reference
Proposal 1	The election of directors named in this Proxy Statement	For All Nominees	25
Proposal 2	The proposed Amended and Restated 2021 Equity Incentive Plan.	For	33
Proposal 3	The ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022	For	43

2022 PROXY STATEMENT 8

ABOUT US:

Our mission is to advance the benefits of sustainable air mobility. Our goal is to move people throughout the world’s cities in a quick, safe, sustainable, and cost-effective manner. To accomplish this goal, we are designing and developing an electric vertical takeoff and landing (“eVTOL”) aircraft for use in future urban air mobility (“UAM”) networks.

Our eVTOL aircraft will be fully electric and will emit zero emissions during operations. The goal of our eVTOL aircraft design is to maximize safety while minimizing operating costs and noise. We look to accomplish that goal through the use of a distributed electric propulsion system with inherent redundancy and far fewer parts than a typical internal combustion propulsion system found in similarly sized aircraft or rotorcraft today. The reduced number of parts not only translates into fewer critical parts on the aircraft from a safety perspective but will also significantly reduce the maintenance requirements versus internal combustion propulsion systems found in similarly sized aircraft and rotorcraft today.

We continue to work to optimize our eVTOL aircraft design for both manufacturing and certification by using advancements in key enabling technologies such as high-energy batteries, high-performance electric motors, an advanced fly-by-wire flight control system, and a lightweight and efficient aircraft structure.

The development of an eVTOL aircraft that meets our business requirements demands significant design and development efforts on all facets of the aircraft. We believe that by bringing together a mix of talent with eVTOL, traditional commercial aerospace and automotive backgrounds we are building a team that will allow us to move through the design, development, and certification of our eVTOL aircraft with the Federal Aviation Administration (“FAA”) in an efficient manner, thus allowing us to achieve our end goal of bringing to market our eVTOL aircraft as soon as possible.

GOVERNANCE & BOARD HIGHLIGHTS:

We are committed to good corporate governance, which strengthens the accountability of our board of directors and promotes the long-term interests of our stockholders. The list below highlights our independent board and leadership practices, as discussed further in this Proxy Statement.

●	Majority of directors are independent (6 out of 8 current directors).
●	Board leadership structure with a Lead Independent Director that has been appointed by a majority of our independent directors and is separate from the chairperson of our board of directors. Our Lead Independent Director has well defined rights and responsibilities.
●	All board committees are composed of independent directors.
●	Comprehensive risk oversight practices, including internal controls, cybersecurity, legal and regulatory matters, compensation, and other critical evolving areas.
●	Board of directors is focused on building a robust environmental, social and governance (“ESG”) program, which will be overseen by our Nominating and Corporate Governance Committee.
●	Independent directors conduct regular executive sessions.
●	Directors maintain open communication and strong working relationships among themselves and have regular access to management.
●	Board of directors has related party transaction standards for any direct or indirect involvement of a director in the company’s business activities.

COMPENSATION PHILOSOPHY & HIGHLIGHTS:

We strive to design our executive compensation program to balance the goals of attracting, motivating, rewarding, and retaining our executive officers, including our named executive officers, with the goal of promoting the interests of our stockholders. Our executive compensation policies and practices are designed to ensure that our compensation program is consistent with our short-term and long-term goals and include:

2022 PROXY STATEMENT 9

●	an independent compensation committee;
●	engagement by our compensation committee of an independent compensation consultant;
●	annual executive compensation review;
●	at-risk compensation;
●	benchmarking;
●	multi-year vesting requirements;
●	pay-for-performance philosophy; and
●	“double-trigger” change in control arrangements.

We structured the annual compensation of our executive officers for our fiscal year ended December 31, 2021 (“Fiscal 2021”), including our named executive officers, using three principal elements: base salary, annual cash bonus opportunities, and long-term incentive compensation opportunities in the form of equity awards. Our primary goals are to align the interests of executive officers and stockholders and link pay to performance.

OUR BOARD OF DIRECTORS & NOMINEES

ADAM GOLDSTEIN Co-Founder, CEO & Director AGE: 42 SINCE: September 2021	BRETT ADCOCK Co-Founder & Director AGE: 37 SINCE: September 2021	DEBORAH DIAZ Director, Chairperson, Nominating & Corporate Governance Committee (Nominee for re-election) AGE: 64 SINCE: September 2021	FRED DIAZ Lead Independent Director, Chairperson, Compensation Committee (Nominee for re-election) AGE: 56 SINCE: September 2021

OSCAR MUNOZ Director AGE: 63 SINCE: September 2021	BARBARA PILARSKI Director AGE: 58 SINCE: January 2022	MARIA PINELLI Director, Chairperson, Audit Committee AGE: 59 SINCE: September 2021	MICHAEL SPELLACY Director AGE: 50 SINCE: September 2021

2022 PROXY STATEMENT 10

ARCHER AVIATION INC.

1880 Embarcadero Road

Palo Alto, California 94303

INFORMATION ABOUT SOLICITATION AND VOTING:

The accompanying proxy is solicited on behalf of the board of directors of Archer Aviation Inc. for use at our 2022 Annual Meeting of Stockholders to be held virtually at www.virtualshareholdermeeting.com/ACHR2022 on Friday, June 10, 2022 at 11:00 a.m. Pacific Time, and any adjournment or postponement thereof. The Notice of Internet Availability of Proxy Materials and this Proxy Statement for the Annual Meeting and the accompanying form of proxy were first distributed and made available on the Internet to stockholders on or about April 29, 2022. An annual report for the fiscal year ended December 31, 2021 is available with this Proxy Statement by following the instructions in the Notice of Internet Availability of Proxy Materials. References to our websites in this Proxy Statement are not intended to function as hyperlinks and the information contained on our websites is not intended to be incorporated into this Proxy Statement.

INTERNET AVAILABILITY OF PROXY MATERIALS:

In accordance with the U.S. Securities and Exchange Commission (“SEC”) rules, we are using the Internet as our primary means of furnishing proxy materials to stockholders. Consequently, most stockholders will not receive paper copies of our proxy materials. We will instead send these stockholders a Notice of Internet Availability of Proxy Materials with instructions for accessing the proxy materials, including our Proxy Statement and annual report, and voting via the Internet. The Notice of Internet Availability of Proxy Materials also provides information on how stockholders may obtain paper copies of our proxy materials if they so choose. We believe this rule makes the proxy distribution process more efficient, less costly, and helps in conserving natural resources.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING:

PURPOSE OF THE ANNUAL MEETING

You are receiving this Proxy Statement because our board of directors is soliciting your proxy to vote your shares at the Annual Meeting with respect to the proposals described in this Proxy Statement. This Proxy Statement includes information that we are required to provide to you pursuant to the rules and regulations of the SEC and is designed to assist you in voting your shares.

RECORD DATE; QUORUM

Only holders of record of our Class A common stock and Class B common stock at the close of business on April 14, 2022 (the “Record Date”) will be entitled to vote at the Annual Meeting. At the close of business on the Record Date, we had 169,001,849 shares of Class A common stock and 71,543,871 shares of Class B common stock outstanding and entitled to vote. At the close of business on the Record Date, our directors and executive officers and their respective affiliates beneficially owned and were entitled to vote 3,886,722 shares of Class A common stock and 68,833,556 shares of Class B common stock at the Annual Meeting, or approximately 78.17% of the combined voting power of all shares of our common stock of all classes issued and outstanding on the Record Date. For ten days prior to the Annual Meeting, a complete list of the stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder for any purpose relating to the Annual Meeting during ordinary business hours at our headquarters, at 1880 Embarcadero Road, Palo Alto, California 94303, and will be available in electronic form on the day of the Annual Meeting at www.virtualshareholdermeeting.com/ACHR2022. If, due to the ongoing COVID-19 pandemic, our headquarters are closed or visitation is limited during the ten days prior to the Annual Meeting, a stockholder may send a written request to our Secretary at legal@archer.com, and we will arrange a way for the stockholder to inspect the list.

2022 PROXY STATEMENT 11

The holders of a majority of the voting power of the outstanding shares of our common stock entitled to vote at the Annual Meeting as of the Record Date must be present at the Annual Meeting in order to hold the Annual Meeting and conduct business. This presence is called a quorum. Your shares are counted as present at the Annual Meeting if you are present and vote in person at the Annual Meeting or if you have properly submitted a proxy.

VOTING RIGHTS; REQUIRED VOTE

In deciding all matters at the Annual Meeting, as of the close of business on the Record Date, each share of Class A common stock represents one vote and each share of Class B common stock represents ten votes. We do not have cumulative voting rights for the election of directors. You may vote all shares owned by you as of the Record Date, including (i) shares held directly in your name as the stockholder of record and (ii) shares held for you as the beneficial owner in street name through a broker, bank, trustee, or other nominee. There are no dissenter or appraisal rights relating to the matters to be acted upon at the Annual Meeting.

Stockholder of Record: Shares Registered in Your Name. If, on the Record Date, your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are considered the stockholder of record with respect to those shares. As a stockholder of record, you may vote at the Annual Meeting or vote by telephone, through the Internet or, if you request or receive paper proxy materials, by filling out and returning by U.S. mail a signed and dated proxy card.

Beneficial Owner: Shares Registered in the Name of a Broker or Nominee. If, on the Record Date, your shares were held in an account with a brokerage firm, bank, or other nominee, then you are the beneficial owner of the shares held in street name. As a beneficial owner, you have the right to direct your nominee on how to vote the shares held in your account, and your nominee will provide voting instructions for you to use in directing it on how to vote your shares. However, the organization that holds your shares is considered the stockholder of record for purposes of voting at the Annual Meeting. Because you are not the stockholder of record, you may not vote your shares directly at the Annual Meeting unless you request and obtain a valid proxy from the organization that holds your shares giving you the right to vote the shares at the Annual Meeting.

Each director will be elected by a plurality of the votes present and entitled to vote at the Annual Meeting. You may vote “FOR ALL NOMINEES,” “WITHHOLD AUTHORITY FOR ALL NOMINEES,” or vote “FOR ALL EXCEPT” one or more of the nominees you specify. The proposed Amended and Restated 2021 Equity Incentive Plan and the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022 will be obtained if the number of votes present or represented by proxy and voting “FOR” the proposal at the Annual Meeting exceeds the number of votes “AGAINST” the proposal.

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RECOMMENDATIONS OF OUR BOARD OF DIRECTORS ON EACH OF THE PROPOSALS SCHEDULED TO BE VOTED ON AT THE ANNUAL MEETING

Proposal		Board Recommendation	Page Reference
Proposal 1	The election of directors named in this Proxy Statement	For All Nominees	25
Proposal 2	The proposed Amended and Restated 2021 Equity Incentive Plan	For	33
Proposal 3	The ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022	For	43

None of our directors and executive officers have any substantial interest in any matter to be acted upon except Proposal No. 1 with respect to the directors so nominated and Proposal No. 2 given the eligibility of our directors and executive officers to receive awards under the Amended and Restated 2021 Equity Incentive Plan.

ABSTENTIONS; BROKER NON-VOTES

Abstentions occur when shares present at the Annual Meeting are marked “Abstain.” Under Delaware law, abstentions are counted as present and entitled to vote for purposes of determining whether a quorum is present. At the Annual Meeting, pursuant to Delaware law and the terms of our amended and restated certificate of incorporation and amended and restated bylaws, abstentions will have no effect on Proposal No. 1, Proposal No. 2 or Proposal No. 3.

Broker non-votes occur when shares held by a broker for a beneficial owner are not voted because the broker did not receive voting instructions from the beneficial owner and lacked discretionary authority to vote the shares. Under Delaware law, broker non-votes are counted as present and entitled to vote for purposes of determining whether a quorum is present. However, brokers have limited discretionary authority to vote shares that are beneficially owned. While a broker is entitled to vote shares held for a beneficial owner on “routine” matters without instructions from the beneficial owner of those shares, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on “non-routine” matters. At our Annual Meeting, only Proposal No. 3 is considered a routine matter and brokers have discretionary authority to vote shares that are beneficially owned on Proposal No. 3. If a broker chooses not to vote shares for or against Proposal No. 3, it will have the same effect as an abstention. The other proposals presented at the Annual Meeting are non-routine matters and therefore broker non-votes are not deemed to be shares entitled to vote on and will have no effect on Proposal No. 1 and Proposal No. 2. Accordingly, we encourage you to provide voting instructions to your broker, whether or not you plan to attend the Annual Meeting.

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VOTING INSTRUCTIONS; VOTING OF PROXIES

Via the Internet	Call Toll Free	Mail Signed Proxy Card
You may vote via the virtual meeting website—any stockholder can attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/ACHR2022, where stockholders may vote and submit questions during the meeting. The meeting starts at 11:00 a.m. Pacific Time. Please have your 16-Digit Control Number to join the Annual Meeting. Instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.proxyvote.com.	You may vote by telephone—in order to do so, please follow the instructions shown on your Notice of Internet Availability of Proxy Materials or proxy card.	You may vote by mail—if you request or receive a paper proxy card and voting instructions by mail, simply complete, sign, and date the enclosed proxy card and promptly return it in the envelope provided or, if the envelope is missing, please mail your completed proxy card to Vote Processing, c/o Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, New York 11717. Your completed, signed, and dated proxy card must be received prior to the Annual Meeting.

Votes submitted by telephone or through the Internet must be received by 8:59 p.m. Pacific Time / 11:59 p.m. Eastern Time on Thursday, June 9, 2022. Submitting your proxy, whether by telephone, through the Internet or, if you request or receive a paper proxy card, by mail will not affect your right to vote in person should you decide to attend the Annual Meeting. If you are not the stockholder of record, please refer to the voting instructions provided by your nominee to direct your nominee on how to vote your shares. Your vote is important. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure that your vote is counted.

All proxies will be voted in accordance with the instructions specified on the signed proxy card. If you sign a physical proxy card and return it without instructions as to how your shares should be voted on a particular proposal at the Annual Meeting, your shares will be voted in accordance with the recommendations of our board of directors stated above.

If you do not vote and you hold your shares in street name, and your broker does not have discretionary power to vote your shares, your shares may constitute “broker non-votes” (as described above) and will not be counted in determining the number of shares necessary for approval of the proposals. However, broker non-votes will be counted for the purpose of establishing a quorum for the Annual Meeting.

If you receive more than one proxy card, this is because your shares are registered in more than one name or are registered in different accounts. To make certain all of your shares are voted, please follow the instructions included on each Notice of Internet Availability of Proxy Materials or proxy card and vote each Notice of Internet Availability of Proxy Materials or proxy card by telephone, through the Internet, or by mail. If you requested or received paper proxy materials and you intend to vote by mail, please complete, sign, and return each proxy card you received to ensure that all of your shares are voted.

We strongly recommend that you vote your shares in advance of the meeting as instructed above, even if you plan to attend the Annual Meeting virtually.

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REVOCABILITY OF PROXIES

A stockholder of record who has given a proxy may revoke it at any time before it is exercised at the Annual Meeting by:

●	delivering to our Secretary by mail a written notice stating that the proxy is revoked;
●	signing and delivering a proxy bearing a later date;
●	voting again by telephone or through the Internet; or
●	attending virtually and voting during the Annual Meeting (although attendance at the Annual Meeting will not, by itself, revoke a proxy).

Please note, however, that if your shares are held of record by a broker, bank, or other nominee and you wish to revoke a proxy, you must contact that firm to revoke any prior voting instructions.

EXPENSES OF SOLICITING PROXIES

We will pay the expenses of soliciting proxies, including preparation, assembly, printing, and mailing of this Proxy Statement, the proxy, and any other information furnished to stockholders. Following the original mailing of the soliciting materials, we and our agents, including directors, officers, and other employees, without additional compensation, may solicit proxies by mail, email, telephone, facsimile, by other similar means, or in person. Following the original mailing of the soliciting materials, we will request brokers, custodians, nominees, and other record holders to forward copies of the soliciting materials to persons for whom they hold shares and to request authority for the exercise of proxies. In such cases, we, upon the request of the record holders, will reimburse such holders for their reasonable expenses. If you choose to access the proxy materials or vote through the Internet, you are responsible for any Internet access charges you may incur.

VOTING RESULTS

Voting results will be tabulated and certified by the inspector of elections appointed for the Annual Meeting. The preliminary voting results will be announced at the Annual Meeting. The final results will be tallied by the inspector of elections and filed with the SEC in a current report on Form 8-K within four business days of the Annual Meeting.

PARTICIPATING IN THE ANNUAL MEETING

To participate in the virtual meeting, visit www.virtualshareholdermeeting.com/ACHR2022 and enter the 16-digit Control Number included on your proxy card or on the instructions that accompanied your proxy materials. Beneficial stockholders who do not have a control number may gain access to the meeting by logging into their broker, brokerage firm, bank, or other nominee’s website and selecting the shareholder communications mailbox to link through to the meeting. Instructions should also be provided on the voting instruction card provided by your broker, bank, or other nominee.

As part of the Annual Meeting, we will hold a live Q&A session, during which we intend to answer appropriate questions submitted during the meeting and that relate to the matters to be voted on at the Annual Meeting. If you wish to submit germane questions prior to the Annual Meeting, please visit www.virtualshareholdermeeting.com/ACHR2022 and follow the instructions on your Notice of Internet Availability of Proxy Materials or proxy card. If you wish to submit a question during the Annual Meeting, log into the virtual meeting platform at the link provided in the paragraph above, type your question into the “Ask a Question” field, and click “Submit.” Our Annual Meeting, including the Q&A session, will be conducted in accordance with the “Rules of Conduct,” which will be available on our Annual Meeting web portal. If your question is germane to the business of the Annual Meeting and properly submitted during the relevant portion of the meeting agenda pursuant to the “Rules of Conduct,” we will seek to respond to your question during the live webcast, subject to time constraints. To provide access to all stockholders, each stockholder will be limited to two questions, and if multiple questions are submitted on the same subject, we may consolidate them for a single response to avoid repetition. We reserve the right to exclude questions that are irrelevant to the proposals that are the subject of the Annual Meeting or irrelevant to the business of Archer, or derogatory or in bad taste; that relate to pending or threatened litigation; that are personal grievances; or that are otherwise inappropriate (as determined by the Secretary of the Annual Meeting). Only validated stockholders or proxy holders will be able to ask questions in the designated field on the web portal. A webcast replay of the Annual Meeting, including the Q&A session, will be archived on the virtual meeting platform until the date of the 2023 annual meeting of stockholders.

2022 PROXY STATEMENT 15

If we experience technical difficulties during the meeting (e.g., a temporary or prolonged power outage), we will determine whether the meeting can be promptly reconvened (if the technical difficulty is temporary) or whether the meeting will need to be reconvened on a later day (if the technical difficulty is more prolonged). In any such situation, we will promptly notify stockholders of the decision. If you encounter technical difficulties accessing our meeting or asking questions during the meeting, please contact the support line noted on the login page of the virtual meeting website.

CORPORATE GOVERNANCE:

We are strongly committed to good corporate governance practices. These practices provide an important framework within which our board of directors and management can pursue our strategic objectives for the benefit of our stockholders.

INDEPENDENCE OF DIRECTORS

The listing rules of the New York Stock Exchange (“NYSE”) generally require that a majority of the members of a listed company’s board of directors be independent. In addition, the listing rules generally require that, subject to specified exceptions, each member of our audit, compensation, and nominating and corporate governance committees be independent.

In addition, audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in their capacity as a member of the audit committee, the board of directors, or any other board committee: accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries; or be an affiliated person of the listed company or any of its subsidiaries.

Our board of directors performs an annual review of the independence of our directors based, in part, on the review of information by our management and outside legal counsel. In our most recent review, we determined that Deborah Diaz, Fred Diaz, Oscar Munoz, Barbara J. Pilarski, Maria Pinelli, and Michael Spellacy, representing six of our eight directors, are “independent directors” as defined under the applicable rules, regulations, and listing standards of NYSE and the applicable rules and regulations promulgated by the SEC. We also determined that all members of our audit committee, compensation committee, and nominating and corporate governance committee are independent and satisfy the relevant SEC and NYSE independence requirements for such committees.

BOARD OF DIRECTORS AND COMMITTEE SELF-EVALUATIONS

Throughout the year, our board of directors discusses corporate governance practices with management and third-party advisors to ensure that the board of directors and its committees follow practices that are optimal for the company and its stockholders. Based on an evaluation process recommended and overseen by our nominating and corporate governance committee pursuant to the committee’s authority set forth in its charter, the board of directors will conduct an annual self-evaluation, including an evaluation of each committee and the contributions of individual directors, in order to determine whether the board and its committees are functioning effectively. The results of the annual self-evaluation will be reviewed and addressed by the nominating and corporate governance committee and then by the full board of directors. We are a newly public company and intend to conduct our first annual self-evaluation later in 2022.

2022 PROXY STATEMENT 16

BOARD LEADERSHIP STRUCTURE

The nominating and corporate governance committee periodically considers the leadership structure of our board of directors and makes such recommendations to our board of directors with respect thereto as appropriate. When the positions of chairperson and CEO are held by the same person, the independent members of our board of directors may designate a “Lead Independent Director.” In cases in which the chairperson and CEO are the same person, the chairperson schedules and sets the agenda for meetings of our board of directors in consultation with the Lead Independent Director and the chairperson, or if the chairperson is not present, the Lead Independent Director, chairs such meetings.

The responsibilities of the Lead Independent Director include:

●	presiding at all meetings of the board of directors at which the chairperson is not present, including executive sessions of the independent directors;
●	acting as a liaison between the independent directors and the CEO and chairperson;
●	presiding over meetings of the independent directors;
●	consulting with the chairperson in planning and setting schedules and agendas for meetings of the board of directors; and
●	performing such other functions as the board may delegate.

Currently, our board of directors believes that it should maintain flexibility to select the chairperson of our board of directors. Our board of directors appointed Fred Diaz as our Lead Independent Director in February 2022 to provide strong, independent leadership for the board of directors.

Our board of directors believes that its independence and oversight of management is maintained effectively through this leadership structure, the composition of our board of directors, and sound corporate governance policies and practices. Our board reviews its leadership structure and composition, along with its policies and practices, regularly as our Company grows and evolves.

PRESIDING DIRECTOR OF NON-EMPLOYEE DIRECTOR MEETINGS

The independent directors meet in regularly scheduled executive sessions without any members of management present. Our Lead Independent Director is the presiding director at these meetings.

2022 PROXY STATEMENT 17

COMMITTEES OF OUR BOARD OF DIRECTORS

Our board of directors has established an audit committee, a compensation committee, and a nominating and corporate governance committee. The composition and responsibilities of each committee are described below.

Name	Audit Committee	Compensation Committee	Nominating & Corporate Governance Committee
Deborah Diaz
Fred Diaz
Oscar Munoz
Barbara Pilarski
Maria Pinelli
Michael Spellacy

Committee Member	Committee Chair

Each of these committees has a written charter approved by our board of directors. Copies of the charters for each committee are available, without charge, upon request in writing to Archer Aviation Inc., 1880 Embarcadero Road, Palo Alto, California 94303, Attn: Chief Legal Officer, or in the “Investors” section of our investor relations website, which is located at investors.archer.com, by clicking on “Governance Documents” in the “Corporate Governance” section of our investor relations website. Directors serve on these committees until their resignations, deaths, or until otherwise determined by our board of directors.

AUDIT COMMITTEE

Our audit committee is composed of Ms. Pinelli, who is the chairperson of our audit committee, and Ms. Diaz and Mr. Diaz. Each member of our audit committee is independent under the current NYSE and SEC rules and regulations. Each member of our audit committee is financially literate as required by the current NYSE listing standards. Our board of directors has also determined that Ms. Pinelli is an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K promulgated under the Securities Act of 1933, as amended (the “Securities Act”). This designation does not impose any duties, obligations, or liabilities that are greater than those generally imposed on members of our audit committee and our board of directors. Our audit committee is responsible for, among other things:

●	reviewing and discussing with management our quarterly and annual financial results, earnings guidance, and earnings press releases prior to distribution to the public;
●	selecting, appointing, compensating and overseeing the work of the independent registered public accounting firm;
●	reviewing the qualification, performance and continuing independence of the independent registered public accounting firm;
●	discussing the scope and results of the audit with the independent registered public accounting firm and reviewing, with management and that firm, our interim and annual financial results;
●	establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters, and for the confidential and anonymous submission by our employees of concerns regarding questionable accounting or auditing matters;

2022 PROXY STATEMENT 18

●	overseeing our internal audit function;
●	overseeing and considering the effectiveness of our internal controls;
●	reviewing proposed waivers of the code of conduct for directors, executive officers, and employees (with waivers for directors or executive officers to be approved by the board of directors);
●	reviewing with management the Company’s significant risks, reviewing our policies for risk assessment and risk management, and steps management has taken to monitor or mitigate these risks;
●	reviewing and approving or ratifying related party transactions that are material or otherwise implicate disclosure requirements; and
●	approving or, as permitted, pre-approving all audit and non-audit services to be performed by the independent registered public accounting firm.

COMPENSATION COMMITTEE

Our compensation committee is composed of Mr. Diaz, who is the chairperson of our compensation committee, Mr. Munoz and Ms. Pinelli. Each member of our compensation committee is independent under the current NYSE and SEC rules and regulations. Each member of this committee is a non-employee director, as defined in Rule 16b-3 promulgated under the Exchange Act. Our compensation committee is responsible for, among other things:

●	reviewing and approving the compensation and the terms of any compensatory agreements of our executive officers;
●	reviewing and recommending to our board of directors the compensation of our non-employee directors;
●	reviewing and approving the selection of our peer companies for compensation assessment purposes;
●	administering our equity incentive compensation plans;
●	reviewing our compensation-related risk exposures and management’s mitigation measures;
●	reviewing succession plans for senior management positions, including our CEO;
●	reviewing and approving, or making recommendations to our board of directors, with respect to, incentive compensation and equity plans; and
●	establishing our overall compensation philosophy.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

Our nominating and corporate governance committee is composed of Ms. Diaz, who is the chairperson of the nominating and corporate governance committee, and Ms. Pilarski and Mr. Spellacy. Each member of our nominating and corporate governance committee is independent under the current NYSE and SEC rules and regulations. Our nominating and corporate governance committee is responsible for, among other things:

●	identifying and recommending candidates for membership on our board of directors;
●	recommending directors to serve on board committees;
●	advising the board on certain corporate governance matters;
●	developing policies regarding director nomination processes, if and as the committee determines it appropriate to have such policies;
●	establishing procedures for the receipt, retention and treatment of complaints received by us regarding violations of company policies or law, including the confidential and anonymous submission by our employees of concerns regarding any conduct that may violate company policies or law;
●	developing and overseeing any program relating to corporate responsibility and sustainability, including environmental, social, and corporate governance matters and related risks, controls, and procedures; and
●	overseeing the evaluation of our board of directors and its committees.

2022 PROXY STATEMENT 19

OUR BOARD OF DIRECTORS’ ROLE IN RISK OVERSIGHT

Our board of directors, as a whole, has responsibility for overseeing our risk management process, although the committees of our board of directors oversee and review risk areas that are particularly relevant to them.

Each committee of our board of directors meets with key management personnel and representatives of outside advisors to oversee risks associated with their respective principal areas of focus, as described below. We believe this division of responsibilities is an effective approach for addressing the risks we face and that our board leadership structure supports this approach. The audit committee reviews our processes and policies on risk identification, management and assessment in all areas of our business, with a focus on our policies and other matters relating to our investments, cash management and foreign exchange management, major financial risk exposures, the adequacy and effectiveness of our cybersecurity and other information security policies and practices and the internal controls regarding information security, and the steps taken by management to monitor and mitigate or otherwise control these exposures and to identify future risks. The compensation committee reviews major compensation- and human capital-related risk exposures and the steps management has taken to monitor or mitigate such exposures. It also evaluates the efficacy of our compensation policy and strategy in achieving gender pay parity, positive social impact and attracting a diverse workforce. The nominating and corporate governance committee reviews and assesses risks relating to our corporate governance practices, reviews and assesses our performance, risks, controls, and procedures relating to corporate responsibility and sustainability, including ESG, reviews the independence of our board of directors, and reviews and discusses our board of directors’ leadership structure and role in risk oversight.

Our board of directors also reviews strategic, operational, compliance and financial risk in the context of discussions, question and answer sessions, and reports from the management team at each regular board meeting, receives reports on all significant committee activities at each regular board meeting, and evaluates the risks inherent in significant transactions. The risk oversight responsibility of our board of directors and its committees is supported by management level committees, such as our disclosure committee.

Our disclosure committee reports to the audit committee and assists our CEO, CFO, and our audit committee in preparing the disclosures required under SEC rules. The disclosure committee is composed of our CEO, CFO, COO, CLO, CPO, and other senior leaders across our organization, including, but not limited to, our accounting, financial planning and analysis, tax, legal, people, information systems, engineering, and supply chain teams. The disclosure committee works to ensure that our filings are accurate, complete, timely, and fair, and sets parameters for and determines the appropriateness of disclosures in all publicly disseminated information.

Cybersecurity Risk Oversight. Securing the information of our team members, vendors, and other third parties is important to us. We have adopted certain physical, technological, and administrative controls on data security. While everyone at our company plays a part in managing these risks, oversight responsibility is shared by our board of directors, our audit committee, and management. Our Chief Information Officer provides regular cybersecurity updates to our audit committee. Our audit committee reviews those updates to evaluate our program maturity, threat response preparedness, and risk mitigation status against the current and emerging threat landscape. Additionally, we leverage certain third-party security experts for risk assessments and program enhancements as we work to continue to enhance our cybersecurity program.

2022 PROXY STATEMENT 20

Management Succession Planning. Our board of directors recognizes that one of its most important duties is its oversight of succession planning for our CEO and other executive officers. Our board of directors has delegated primary oversight responsibility for succession planning for our CEO and our other executive officers to the nominating and corporate governance committee. Our board of directors continues to regularly evaluate its succession planning to ensure that we are well-positioned to continue to execute on our corporate strategy.

Oversight of Corporate Strategy. Our board of directors actively oversees management’s establishment and execution of corporate strategy, including major business and organizational initiatives, annual budget and long-term strategic plans, capital allocation priorities, potential corporate development opportunities, and risk management. At its regularly scheduled meetings and throughout the year, our board of directors receives information and formal updates from our management and actively engages with the senior leadership team with respect to our corporate strategy. Our board of directors’ diverse skill set and experience enhances our board of directors’ ability to support management in the execution and evaluation of our corporate strategy. The independent members of our board of directors also hold regularly scheduled executive sessions at which strategy is discussed.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The members of our compensation committee during 2021 included Mr. Diaz, who is the chairperson of our compensation committee, Mr. Munoz and Ms. Pinelli. No member of our compensation committee in 2021, or currently serving on our compensation committee, was at any time during 2021 or at any other time an officer or employee of ours or any of our subsidiaries, and none had or have any relationships with us that are required to be disclosed under the Exchange Act, or Regulation S-K. During 2021, none of our executive officers served as a member of the board of directors, or as a member of the compensation or similar committee of any entity that has one or more executive officers who served on our board of directors or compensation committee.

ANTI-HEDGING

We have adopted an Insider Trading Policy that applies to all of our directors, officers, employees and our extended workforce, including our CEO and other executive officers. Among other prohibited activities, the Insider Trading Policy prohibits individuals from engaging in hedging or monetization transactions, including through the use of financial instruments such as prepaid variable forwards, equity swaps, collars and exchange funds in a manner that could be interpreted as hedging.

BOARD AND COMMITTEE MEETINGS AND ATTENDANCE

Our board of directors and its committees meet regularly throughout the year, and also hold special meetings and act by written consent from time to time. Following the closing of our business combination on September 16, 2021 and through December 31, 2021, our board of directors met 2 times and acted by unanimous written consent 2 times, the audit committee met 3 times, the compensation committee met 1 time and acted by unanimous written consent 1 time, and the nominating and corporate governance committee met 1 time. Between September 16, 2021 and December 31, 2021, each member of our board of directors attended at least 75% of the aggregate of all meetings of our board of directors and of all meetings of committees of our board of directors on which such member served that were held during the period in which such director served.

BOARD ATTENDANCE AT ANNUAL STOCKHOLDERS’ MEETING

Our policy is to invite and encourage each member of our board of directors to be present at our annual meetings of stockholders.

COMMUNICATION WITH DIRECTORS

Stockholders and interested parties who wish to communicate with our board of directors, non-management members of our board of directors as a group, a committee of our board of directors, or a specific member of our board of directors (including our chairperson or Lead Independent Director, if any) may do so by letters addressed to the attention of our Chief Legal Officer.

2022 PROXY STATEMENT 21

All communications are reviewed by the Chief Legal Officer and provided to the members of our board of directors as appropriate. Unsolicited items, sales materials, abusive, threatening, or otherwise inappropriate materials, and other routine items and items unrelated to the duties and responsibilities of our board of directors will not be provided to directors. The address for these communications is:

Archer Aviation Inc.

c/o Chief Legal Officer

1880 Embarcadero Road

Palo Alto, California 94303

CODE OF BUSINESS CONDUCT AND ETHICS

We have adopted a Code of Business Conduct and Ethics that applies to all of the members of our board of directors, officers, and employees, and we expect our agents and contractors to conform to the standards of our Code of Business Conduct and Ethics. Our Code of Business Conduct and Ethics is posted on our investor relations website, which is located at investors.archer.com, by clicking on “Governance Documents” in the “Corporate Governance” section. We intend to satisfy the disclosure requirement under applicable SEC and stock exchange rules regarding amendment to, or waiver from, a provision of our Code of Business Conduct and Ethics by posting such information on our investor relations website at the address and location specified above.

CORPORATE SOCIAL RESPONSIBILITY AND OUR ESG ROADMAP

We are committed to bringing about positive change in the world. We recognize this effort will take innovation, commitment, and a focus on understanding the communities in which we do business. It also means integrating our values in the products and services we bring to market, the way we bring those to life, and how we treat our employees, customers and the communities that surround us. We’re working to build a future that includes everyone and inspires us all to make a positive impact, together.

Environmental. Since inception, our mission has been to advance the benefits of sustainable air mobility. We’re dedicated to creating an aircraft and an urban air mobility ecosystem that will help propel the world towards a zero-emissions future. We plan to improve the environment of the communities in which we operate in a number of ways, including by working to ensure that: we responsibly source and manufacture our aircraft, our aircraft emit zero emissions during operations, we use renewable energy at all Archer operated vertiports, we responsibly dispose of, and look to recycle, the batteries used in our aircraft, and we minimize the noise produced by our aircraft. In all of our work ahead, we’re planning to partner closely with the governmental authorities and communities in which we operate to make sure our environmental efforts are aligned.

Social. At Archer, we recognize that together we can accomplish more than we can on our own. Working collaboratively, whether it’s across our employee base, with governmental authorities or the communities in which we plan to operate is critical for us to deliver on our mission. The complexity of our product and planned urban air mobility ecosystems demand that we bring together a wide range of skill sets and backgrounds. Therefore, we work to put people first - by designing an aircraft and ecosystem that will be accessible to the masses, creating an inclusive and diverse work environment, and respecting the human rights of everyone in the communities in which we do business. And, as a company that is building aircraft, safety is always first. We are dedicated to ensuring we are a force for positive change in the lives of our employees, future passengers, and the communities in which we will operate. We will grow together, achieve together and celebrate together.

Governance. We are long-term, mission-driven thinkers with an entrepreneurial spirit. We are not afraid to be bold, think creatively, and overcome obstacles. Throughout, our aim is to embed transparency and accountability at every level of our company. Our board of directors and governance structure helps foster principled actions, informed and effective decision-making, and appropriate monitoring of our compliance and performance.

2022 PROXY STATEMENT 22

Our ESG efforts will continue to be centered around the core values that are foundational to the company we are building:

●	Transparency;
●	Long-term Thinking;
●	Safety; and
●	Sustainability.

You can learn more about those values at www.archer.com/mission.

NOMINATION PROCESS AND DIRECTOR QUALIFICATIONS:

NOMINATION TO THE BOARD OF DIRECTORS

Candidates for nomination to our board of directors are selected by our board of directors based on the recommendation of the nominating and corporate governance committee in accordance with the committee’s charter, our amended and restated certificate of incorporation and amended and restated bylaws, and the criteria approved by our board of directors regarding director candidate qualifications. In recommending candidates for nomination, the nominating and corporate governance committee considers candidates recommended by directors, officers, employees, stockholders, and others, using the same criteria to evaluate all candidates. Evaluations of candidates generally involve a review of background materials, internal discussions, and interviews with selected candidates as appropriate and, in addition, the committee may engage consultants or third-party search firms to assist in identifying and evaluating potential nominees.

The nominating and corporate governance committee will consider properly submitted stockholder recommendations for candidates for our board of directors who meet the qualifications as described above. The nominating and corporate governance committee does not intend to alter the manner in which it evaluates candidates, including the criteria set forth below, based on whether or not the candidate was recommended by a stockholder. A stockholder of record can nominate a candidate for election to the board of directors by complying with the procedures in Article III, Section 5 of our amended and restated bylaws. Submissions must include the full name of the proposed nominee, complete biographical information, the principal occupation or employment of the proposed nominee, other information specified in our bylaws, and a representation that the nominating stockholder is a beneficial or record holder of our common stock. Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected. These candidates are evaluated at meetings of the nominating and corporate governance committee, and may be considered at any point during the year. If any materials are provided by a stockholder in connection with the recommendation of a director candidate, such materials are forwarded to the nominating and corporate governance committee.

Additional information regarding the process for properly submitting stockholder nominations for candidates for membership on our board of directors is set forth below under “Additional Information—Stockholder Proposals to Be Presented at Next Annual Meeting.”

DIRECTOR QUALIFICATIONS; DIVERSITY

With the goal of developing a diverse, experienced and highly qualified board of directors, the nominating and corporate governance committee is responsible for developing and recommending to our board of directors the desired qualifications, expertise, and characteristics of members of our board of directors, including any specific minimum qualifications that the committee believes must be met by a committee-recommended nominee for membership on our board of directors and any specific qualities or skills that the committee believes are necessary for one or more of the members of our board of directors to possess. We value diversity on a company-wide basis and seek to achieve a mix of board members that represents a diversity of background and experience, including with respect to age, gender, race, ethnicity, and occupation. Although the board of directors does not establish specific goals with respect to diversity, our board of director’s overall diversity is a significant consideration in the director nomination process.

2022 PROXY STATEMENT 23

Because the identification, evaluation, and selection of qualified directors is a complex and subjective process that requires consideration of many intangible factors, and will be significantly influenced by the particular needs of our board of directors from time to time, our board of directors has not adopted a specific set of minimum qualifications, qualities or skills that are necessary for a nominee to possess, other than those that are necessary to meet U.S. legal, regulatory and the NYSE listing requirements and the provisions of our amended and restated certificate of incorporation, amended and restated bylaws and charters of the committees of our board of directors. When considering nominees, the nominating and corporate governance committee may take into consideration many factors including, among other things, a candidate’s independence, integrity, diversity, skills, financial and other expertise, breadth of experience, knowledge about our business or industry, and ability to devote adequate time and effort to responsibilities of our board of directors in the context of its existing composition. Through the nomination process, the nominating and corporate governance committee seeks to promote board membership that reflects a diversity of business experience, expertise, viewpoints, personal backgrounds, and other characteristics that are expected to contribute to our board of directors’ overall effectiveness.

2022 PROXY STATEMENT 24

PROPOSAL NO. 1 - ELECTION OF DIRECTORS:

Our board of directors currently consists of eight directors and is divided into three classes. Each class serves for three years, with the terms of office of the respective classes expiring in successive years. Directors in Class I will stand for election at the Annual Meeting. The terms of office of directors in Class II and Class III do not expire until the annual meetings of stockholders held in 2023 and 2024, respectively. At the recommendation of our nominating and corporate governance committee, our board of directors proposes that each of the two Class I nominees named below, each of whom is currently serving as a director in Class I, be elected as a Class I director for a three-year term expiring at the 2025 annual meeting of stockholders and until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation, disqualification, or removal. Each director will be elected by a plurality of the votes present, which means that the two individuals nominated for election to our board of directors at the Annual Meeting receiving the highest number of “FOR” votes will be elected.

Shares represented by proxies will be voted “FOR” the election of each of the two nominees named below, unless the proxy is marked to withhold authority to so vote. If any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder might determine. Each nominee has consented to being named in this Proxy Statement and to serve if elected. Proxies may not be voted for more than two directors. Stockholders may not cumulate votes for the election of directors.

Each person nominated for election has agreed to serve if elected, and management and the board of directors have no reason to believe that either nominee will be unable to serve. If, however, prior to the Annual Meeting, the board of directors should learn that either nominee will be unable to serve for any reason, the proxies that otherwise would have been voted for this nominee will be voted for a substitute nominee as selected by the board of directors. Alternatively, the proxies, at the board of director’s discretion, may be voted for no nominees as a result of the inability of either nominee to serve.

NOMINEES TO OUR BOARD OF DIRECTORS

The nominees and their ages, occupations, and length of service on our board of directors as of the date of this Proxy Statement, are provided in the table below and in the additional biographical descriptions set forth in the text below the table.

Name	Age	Position	Director Since
Deborah Diaz(1)(2)	64	Director	September 2021
Fred Diaz(1)(3)(4)	56	Director	September 2021

(1)	Member of the Audit Committee
(2)	Chairperson of the Nominating & Corporate Governance Committee
(3)	Chairperson of the Compensation Committee
(4)	Lead Independent Director

2022 PROXY STATEMENT 25

DEBORAH DIAZ DIRECTOR AGE: 64 DIRECTOR SINCE: September 2021 COMMITTEES: ● Nominating & Corporate Governance (Chair) ● Audit

Ms. Diaz has served as a member of our board of directors and Audit Committee and as the Chair of the Nomination and Governance Committee since September 2021. As CEO and VC Advisor of Catalyst ADV, Ms. Diaz manages a strategic growth advisory firm specializing in business transformation, innovative technologies, advanced manufacturing and strategic partnerships since December 2016. Ms. Diaz served as National Aeronautics and Space Administration’s (NASA) Chief Technology Officer and Deputy Chief Information Officer from November 2009 to October 2016, where she was responsible for NASA’s global system infrastructure, technology pilots, and risk management. From January 2007 to November 2009, Ms. Diaz served as Deputy Chief Information Officer for the United States Patent and Trademark Office (USPTO). From October 2002 to January 2007, Ms. Diaz was the Senior Technical Advisor to create the U.S. Department of Homeland Security and also the Chief Information Officer for Science and Technology. Ms. Diaz brings decades of experience with industry and international organizations overseeing large operational staffs and budget, ESG implementation, and global business joint ventures. Ms. Diaz currently serves on the board of directors of Section IO and on the advisory board of directors of Equinix and Intel Corporation. Ms. Diaz formerly served on the board of directors of Dell Technologies GAB, Forcepoint EAB, Battle Resource Management, Inc. (BRMi), Intelvative, Inc., and eKuber Ventures.

SKILLS & EXPERIENCE

Ms. Diaz is National Association of Corporate Directors “Directorship” and Directors Academy “Board Director” certified. She holds an M.S. in International Business from Colorado State University and B.S. in Business Administration from Stonehill College. Ms. Diaz is also a licensed single engine pilot. We believe that Ms. Diaz’s broad experience working with innovative technologies, leadership in multiple high-risk market evolutions in both the private sector and in government qualify her to serve on our board of directors.

OTHER CURRENT PUBLIC BOARD DIRECTORSHIPS

●     Primis Financial Corp.

FRED DIAZ LEAD INDEPENDENT DIRECTOR AGE: 56 DIRECTOR SINCE: September 2021 COMMITTEES: ● Compensation (Chair) ● Audit

Mr. Diaz has served as a member of our board of directors since September 2021. Mr. Diaz served as President, CEO and Chairman of the Board of Mitsubishi Motors North America from April 2018 to April 2020. Before that, Mr. Diaz served as General Manager in Charge, Performance Optimization Global Marketing and Sales of Mitsubishi Motors Corporation in Japan, from July 2017 to April 2018. From April 2013 to July 2017, Mr. Diaz served in a number of roles for Nissan Motor Corporation, including Division Vice President & General Manager  —  North American Trucks and Light Commercial Vehicles, Sr. Vice President Sales & Marketing and Operations, and Division Vice President, Sales & Marketing and Parts & Service. Mr. Diaz also served in several roles for Fiat Chrysler Automobiles (FCA) from 2004 to April 2013, including President and CEO Ram Truck Brand, President and CEO Chrysler Mexico, Head of National Sales, Regional Managing Director of the Denver Business Center, Marketing Communications.

SKILLS & EXPERIENCE

Mr. Diaz holds a B.S. in Business Administration and Management with a Minor in Psychology from Texas Lutheran University and an M.B.A. from Central Michigan University. We believe that Mr. Diaz’s experience in management, sales, and marketing in the automotive industry qualify him to serve on our board.

OTHER CURRENT PUBLIC BOARD DIRECTORSHIPS

●     Site One Landscape Supply Inc. (f/k/a as John Deere Landscapes LLC)

●     Smith & Wesson Brands, Inc.

●     Valero Energy Corporation

2022 PROXY STATEMENT 26

CONTINUING DIRECTORS

The directors who are serving for terms that end after the Annual Meeting and their ages, occupations, and length of service on our board of directors as of the date of this Proxy Statement are provided in the table below and in the additional biographical descriptions set forth in the text below the table.

Name	Age	Position	Class	Director Since
Brett Adcock	37	Director	Class III	September 2021
Adam Goldstein	42	CEO & Director	Class III	September 2021
Oscar Munoz(1)	63	Director	Class III	September 2021
Barbara Pilarski(2)	58	Director	Class II	January 2022
Maria Pinelli(1)(3)	59	Director	Class II	September 2021
Michael Spellacy(2)	50	Director	Class II	September 2021

(1)	Member of the Compensation Committee
(2)	Member of the Nominating & Corporate Governance Committee
(3)	Chairperson of the Audit Committee

BRETT ADCOCK CO-FOUNDER & DIRECTOR AGE: 37 DIRECTOR SINCE: September 2021 COMMITTEES: ● None

Mr. Adcock is Archer’s co-founder and served as our Co-CEO from September 2021 to April 2022 and as Co-Chairperson of our board of directors from September 2021 to April 2022. Prior to the closing of the business combination, Mr. Adcock served as the President and Co-CEO of Legacy Archer and a member of the Legacy Archer board of directors since October 2018.

Prior to co-founding Archer, Mr. Adcock co-founded and led Vettery, an online job search and recruiting marketplace, from November 2012 to December 2019. Before Vettery, Mr. Adcock served as a Hedge Fund Analyst at Minetta Lane Capital Partners from November 2011 to November 2012. From August 2009 to October 2011, Mr. Adcock served as a Hedge Fund Analyst at Cedar Hill Capital Partners. From June 2008 to August 2009, Mr. Adcock served as an Investment Banking Analyst at Bank of America Merrill Lynch.

SKILLS & EXPERIENCE

Mr. Adcock holds a B.S. in Business Administration from the University of Florida. We believe that Mr. Adcock’s deep experience in the industry and co-founding Archer qualify him to serve on our board.

OTHER CURRENT PUBLIC BOARD DIRECTORSHIPS

●     None

2022 PROXY STATEMENT 27

ADAM GOLDSTEIN CO-FOUNDER, CEO & DIRECTOR AGE: 42 DIRECTOR SINCE: September 2021 COMMITTEES: ● None

Mr. Goldstein is Archer’s co-founder and serves as our CEO. From September 2021 to April 2022, Mr. Goldstein served as our Co-CEO and Co-Chairperson of our board of directors. Prior to the closing of the business combination, Mr. Goldstein served as the President and Co-CEO of Legacy Archer and a member of the Legacy Archer board of directors since October 2018. Prior to co-founding Archer, Mr. Goldstein also co-founded and led Vettery from November 2012 to December 2019. Before Vettery, Mr. Goldstein served as Co-Managing Partner of Minetta Lane Capital Partners from March 2011 to August 2012. From February 2011 to November 2019 Mr. Goldstein served as Portfolio Manager at Plural Investments and from September 2005 to October 2009 Mr. Goldstein served as a Senior Analyst at Cedar Hill Capital Partners.

SKILLS & EXPERIENCE

Mr. Goldstein holds a B.S. in Business Administration from the University of Florida and an M.B.A. from NYU Stern School of Business. We believe that Mr. Goldstein’s deep experience in the industry and co-founding Archer qualify him to serve on our board.

OTHER CURRENT PUBLIC BOARD DIRECTORSHIPS

●     None

OSCAR MUNOZ DIRECTOR AGE: 63 DIRECTOR SINCE: September 2021 COMMITTEES: ● Compensation

Mr. Munoz has served as a member of our board of directors since September 2021. Mr. Munoz served as Chairman and CEO of United Airlines from September 2015 to May 2021. He also served as a member of the board of directors of United Continental Holdings, Inc. from October 2010 to June 2021. Before joining United’s executive team, Mr. Munoz served in several roles at CSX Corporation from May 2003 to September 2015, including President, COO, CFO, and Executive Vice President. Mr. Munoz previously served on the board of directors of Continental Airlines, Inc. from May 2004 until its acquisition by United Airlines in October 2010. From January 2001 to April 2003, Mr. Munoz served as CFO of Consumer Services at AT&T. Before that, Mr. Munoz served as SVP of Finance and Administration at U.S. West from July 1997 to December 2000. Mr. Munoz also served in various leadership roles for The Coca-Cola Company from June 1986 to June 1997 and for PepsiCo from June 1982 to June 1986. Mr. Munoz currently serves on the board of directors of Univision Communications Inc. as well as an independent trustee on Fidelity Investments’ Equity & High-Income Fund. Mr. Munoz also currently serves on the board of trustees of the University of Southern California and The Brookings Institution.

SKILLS & EXPERIENCE

Mr. Munoz holds a B.A. in Finance and Strategy from USC’s Marshall School of Business and an MBA from Pepperdine University. We believe that Mr. Munoz’s experience in management and finance in the airline industry qualify him to serve on our board.

OTHER CURRENT PUBLIC BOARD DIRECTORSHIPS

●     CBRE Group, Inc.

●     Salesforce.com, Inc.

2022 PROXY STATEMENT 28

BARBARA PILARSKI DIRECTOR AGE: 58 DIRECTOR SINCE: January 2022 COMMITTEES: ● Nominating & Corporate Governance

Ms. Pilarski has served as a member of our board of directors since January 2022. Ms. Pilarski currently serves as Global Head of Business Development at Stellantis N.V. (“Stellantis”), a position she has occupied since March 2021. Prior to joining Stellantis, Ms. Pilarski was employed at FCA US LLC (“FCA”) since 2009, having served as Head of Business Development for the North America region from March 2019 to February 2021, Head of Human Resources for the North America region from September 2017 to March 2019, and Head of Business Development for the North America region from June 2009 to September 2017. Prior to her employment at FCA, Ms. Pilarski served in various business development and finance positions within Chrysler LLC, DaimlerChrysler Corporation, and Chrysler Corporation since September 1985. Ms. Pilarski is the Executive Sponsor of the Stellantis Women’s Business Resource Group, which is dedicated to pursuing the professional development and advancement of female employees.

SKILLS & EXPERIENCE

Ms. Pilarski has a B.S. in Business Administration from Wayne State University and an M.B.A. from the University of Michigan. We believe that Ms. Pilarski’s experience in management and business development in the automotive industry qualify her to serve on our board.

OTHER CURRENT PUBLIC BOARD DIRECTORSHIPS

●     None

MARIA PINELLI DIRECTOR AGE: 59 DIRECTOR SINCE: September 2021 COMMITTEES: ● Audit (Chair) ● Compensation

Ms. Pinelli has served as a member of our board of directors since September 2021. Ms. Pinelli has served as the Chief Executive Officer of Strategic Growth Advisors, LLC since December 2020. From July 2017 to December 2020, Ms. Pinelli led Ernst & Young LLP’s (“EY”) Consumer Products and Retail sector based in the U.S. Southeast. From July 2011 to June 2017, Ms. Pinelli was a Global Vice Chair of EY and led EY’s Global Strategic Growth Business unit with a focus on serving entrepreneurs, private and public companies poised for exponential growth. During the same period, she also served as EY’s Global IPO Leader, helping clients prepare for the public markets including initial public offering readiness, Sarbanes – Oxley Act compliance and how to manage stakeholder expectations. Prior to leading this global business of EY, Ms. Pinelli was EY’s Americas Director of Strategic Growth Markets from 2006 to 2011. She has led more than 20 IPOs in four different countries, more than 25 M&A transactions worldwide and speaks fluently on the capital markets, including testifying as an expert before the U.S. Financial Services Committee.

SKILLS & EXPERIENCE

Ms. Pinelli holds a B.Com. in Commerce from McMaster University and is a qualified public accountant in the United Kingdom and Canada. We believe that Ms. Pinelli is well-qualified to serve on our board due to her previous leadership roles at EY, her international business and financial experience, and her extensive experience in advising growth companies.

OTHER CURRENT PUBLIC BOARD DIRECTORSHIPS

●     Clarim Acquisition Corp.

●     Globant S.A.

●     International Game Technology PLC

2022 PROXY STATEMENT 29

MICHAEL SPELLACY DIRECTOR AGE: 50 DIRECTOR SINCE: September 2021 COMMITTEES: ● Nominating & Corporate Governance

Mr. Spellacy has served as a member of our board of directors since September 2021. Mr. Spellacy was appointed Atlas Crest Investment Corp.’s Chief Executive Officer on October 2, 2020, and a director on October 14, 2020. Mr. Spellacy is also the Chief Executive Officer and a director of Atlas Crest Investment Corp. II and Atlas Crest Investment Corp. V. Mr. Spellacy has extensive experience in technology, data and analytics, capital markets and private equity and has worked as an investor, investment banker and consultant. Most recently, Mr. Spellacy was a Senior Managing Director at Accenture plc (“Accenture”) and Global Industry Leader of Accenture Capital Markets while overseeing Accenture’s Asset Management, Wealth Management and Investment and Trading businesses. Mr. Spellacy began his role at Accenture in 2017. Prior to Accenture, Mr. Spellacy was a Senior Partner, Asset and Wealth Management, at PricewaterhouseCoopers from 2015 to 2017 and prior to that role, Mr. Spellacy was a Partner at Broadhaven Capital, an industry leading independent investment bank and private equity investor servicing the financial services and technology sectors from 2013 to 2015. Prior to Broadhaven, Mr. Spellacy was a Senior Executive, Management Committee Advisor at Bridgewater Associates, a widely recognized asset manager from 2009 to 2013. Prior to Bridgewater, Mr. Spellacy was a Partner and Managing Director at the Boston Consulting Group from 2003 to 2009 where he helped guide the firm’s global Alternative Investments Practice providing strategic business advisory services to global asset managers, sovereign wealth funds and asset owners.

SKILLS & EXPERIENCE

Mr. Spellacy received his B.S. in Economics from the London School of Economics and MBA from the University of Hartford. We believe that Mr. Spellacy’s deep investing and management experience qualify him to serve on our board.

OTHER CURRENT PUBLIC BOARD DIRECTORSHIPS

●     Atlas Crest Investment Corp. II

●     Atlas Crest Investment Corp. V

There are no family relationships among our directors and executive officers.

NON-EMPLOYEE DIRECTOR COMPENSATION

The board of directors has adopted a non-employee director compensation policy designed to align compensation with our business objectives and the creation of shareholder value, while enabling us to attract and retain directors to contribute to our long-term success.

The aggregate amount of compensation, including both cash compensation and equity compensation, paid to any of our non-employee directors for their service in a calendar year period may not exceed $1,500,000 in the first calendar year such an individual becomes a non-employee director and $750,000 in any other calendar year.

Ms. Pilarski has agreed to waive her director compensation with respect to her service as non-employee director until such time as she is no longer employed by Stellantis or any of its affiliates.

Cash Compensation. Our non-employee directors receive a $140,000 annual cash retainer. In addition, the members of the audit committee, compensation committee, and nominating and corporate governance committee receive an annual cash retainer of $10,000, $6,000, and $4,000, respectively, with the chair of each such committee receiving an annual cash retainer of $15,000, $10,000, and $8,000 (in lieu of any member fees), respectively. These retainers are paid on a quarterly basis. In addition, we reimburse our non-employee directors for their reasonable and necessary out-of-pocket expenses incurred in connection with attending board and committee meetings or performing other services in their capacities as directors.

2022 PROXY STATEMENT 30

Equity Compensation. Our non-employee directors receive equity compensation for their service as directors, which we believe reinforces alignment with our stockholders and is consistent with our overall compensation philosophy. Each non-employee director is entitled to receive equity awards under our 2021 Equity Incentive Plan, or the 2021 Plan, in the form of RSUs.

●	Initial Equity Grant. Each non-employee director appointed to our board of directors is granted an equity award, in the form of RSUs, on the date of their appointment to our board of directors having an aggregate value of $200,000 based on the closing price of our Class A common stock on the date of grant (the “Initial Equity Grant”). New non-employee directors appointed to our board on a date other than our annual meeting of stockholders will be provided a prorated Initial Equity Grant based on the full number of months until the next annual meeting of stockholders. The Initial Equity Grant will vest on the earlier of (i) the date of the next annual meeting of the Company’s stockholders and (ii) the date that is one year following the Initial Equity Grant date, in each case, so long as the non-employee director continues to provide services to the Company through such date. Each Initial Equity Grant will accelerate in full upon the consummation of a Corporate Transaction (as defined in our 2021 Plan), subject to the non-employee director providing continuous service to the Company through the applicable Corporation Transaction, or upon the applicable non-employee director’s death or Disability (as defined in the Equity Plan).

●	Annual Equity Grant. On the date of each annual meeting of stockholders, each non-employee director who is serving on our board of directors, and will continue to serve on our board of directors immediately following the date of such annual meeting, will automatically be granted equity, in the form of RSUs, having an aggregate value of $200,000 based on the closing price of our Class A common stock on the date of grant (the “Annual Equity Grant”). Each Annual Equity Grant will vest on the earlier of (i) the date of the next annual meeting of the Company’s stockholders and (ii) the date that is one year following the Annual Equity Grant date, in each case, so long as the non-employee director continues to provide services to the Company through such date. Each Annual Equity Grant will accelerate in full upon the consummation of a Corporate Transaction (as defined in our 2021 Plan), subject to the non-employee director providing continuous service to the Company through the applicable Corporation Transaction, or upon the applicable non-employee director’s death or Disability (as defined in the Equity Plan).

The below table provides information for 2021 regarding all compensation awarded to, earned by, or paid to each person who served as a director for some portion or all of 2021, other than Mr. Adcock and Mr. Goldstein. Messrs. Adcock and Goldstein are not included in the table below, as they received no compensation in 2021 for their service as directors. The compensation received by Messrs. Adcock and Goldstein as employees in 2021 is shown in the “Executive Compensation—Fiscal 2021 Summary Compensation Table” below.

2022 PROXY STATEMENT 31

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Total ($)
Deborah Diaz	$44,885	$240,067	$284,952
Fred M. Diaz	45,385	240,067	285,452
Oscar Munoz	41,885	600,164	642,049
Maria Pinelli	45,635	240,067	285,702
Michael Spellacy	41,385	240,067	281,452

(1) Amounts reported in this column reflect cash retainer amounts received by our non-employee directors for service on our board of directors, including committee and/or chairpersonship fees.

(2) In 2021, our non-employee directors received awards of time-based restricted stock units as follows: (i) 33,389 restricted stock units were granted to each of Deborah Diaz, Fred M. Diaz, Maria Pinelli, and Michael Spellacy; and (ii) 83,472 restricted stock units were granted to Oscar Munoz. The amounts reflected in the “Stock Awards” column represent the grant date fair value of these restricted stock unit awards, as computed in accordance with ASC Topic 718. See Item 7 under the heading “Stock-Based Compensation” and Note 11 to our consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2021 for additional details regarding the assumptions underlying the valuation of these awards.

(3) The following table sets forth information regarding the aggregate number of shares of our common stock underlying outstanding RSU awards granted to our non-employee directors in the year ended December 31, 2021 and the aggregate number of unvested shares of our common stock underlying RSU awards held by our non-employee directors as of December 31, 2021.

Name	Number of Shares Underlying RSUs Granted in the Year Ended December 31, 2021	Number of Shares Underlying RSUs Held as of December 31, 2021
Deborah Diaz	33,389(1)	33,389
Fred M. Diaz	33,389(1)	33,389
Oscar Munoz	83,472(2)	83,472
Maria Pinelli	33,389(1)	33,389
Michael Spellacy	33,389(1)	33,389

(1) The shares underlying this award vest in full on September 16, 2022, subject to continued service

(2) The shares underlying this award vest ratably in 1/3rd increments on the first, second and third anniversaries, respectively, of September 16, 2021, subject to continued service.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR ALL NOMINEES” IN THE ELECTION OF THE CLASS I DIRECTORS

2022 PROXY STATEMENT 32

PROPOSAL NO. 2 - APPROVAL OF OUR PROPOSED AMENDED AND RESTATED 2021 EQUITY INCENTIVE PLAN:

We are asking you to approve the proposed Amended and Restated 2021 Equity Incentive Plan (the “Amended Plan”), which is an amendment and restatement of our 2021 Equity Incentive Plan approved by our stockholders in September 2021 (the “2021 Plan”). Our board of directors adopted, subject to stockholder approval, the Amended Plan on April 12, 2022, which authorizes equity and cash awards to members of our board of directors, and the employees and consultants of Archer, its subsidiaries and affiliates. We believe that equity incentive awards are critical to attracting and retaining the most talented employees in our industry. Stockholder approval of the proposed Amended Plan will allow us to continue to provide these important incentives. All of our full-time employees and non-employee directors are eligible to receive equity award grants under the 2021 Plan. The proposed Amended Plan will be approved if the number of votes present or represented by proxy at the Annual Meeting and voting “FOR” the proposal at the Annual Meeting exceeds the number of votes “AGAINST” this proposal.

MATERIAL CHANGES TO THE 2021 PLAN

The Amended Plan would implement the following material changes to the 2021 Plan:

●	Increase the number of shares of our common stock that may be authorized for grant pursuant to awards under the Amended Plan by 23,496,329 shares, from 10,679,379 shares to 34,175,708 shares (plus any shares granted under our prior plan awards that are added back to the Amended Plan’s authorized pool pursuant to the pour over provisions described herein). The requested increase would align Archer with the median market data of equity share pools reserved by other recent public companies. As of March 31, 2022, there were approximately 3,615,000 shares remaining available for future awards under the 2021 Plan.
●	Increase the “evergreen” provision for purposes of the 2021 plan such that, in lieu of an annual increase on January 1 (for each calendar year from 2022 to 2031) in an amount equal to 2% of the total number of shares of common stock outstanding on the prior December 31 (or such lesser number chosen by the board of directors), the Amended Plan will provide for an annual increase on January 1 (for each calendar year from 2023 to 2031) in an amount equal to 5% of the total number of shares of common stock outstanding on the prior December 31 (or such lesser number chosen by the board of directors). The requested increase to the “evergreen” provision is aligned with the market practice adopted by other recent public companies.
●	Permit shares to be issued pursuant to stock bonus awards, performance stock unit awards, and cash awards, in addition to the forms of awards previously permitted under the 2021 Plan.
●	Increase the limit of the aggregate number of shares that may be issued upon the exercise of incentive stock options, or ISOs, under the Amended Plan by 80,166,361 shares, from 22,360,764 shares to 102,527,125 shares.
●	Permit the exercise price of an option to be paid via an Automated Clearing House transfer, as permitted by applicable law and determined by our board of directors.
●	Permit payments of dividends or dividend equivalents with respect to shares subject to stock appreciation rights, stock bonus awards, and other awards, subject to the same vesting criteria as the underlying award, as determined by our board of directors and specified in the related award agreements.
●	Provide that, upon a corporate transaction, our board of directors need not treat all outstanding awards held by a participant or all awards of the same type in the same manner.
●	Remove required differentiation in treatment upon a corporate transaction pursuant to the 2021 Plan between awards held by current employees and former employees.
●	Provide that, in the event of a corporate transaction, awards may be discretionarily accelerated or may be canceled for no consideration upon a corporate transaction, without acceleration of vesting, as determined by our compensation committee; provided, however, that any awards held by our non-employee directors will fully accelerate and become exercisable in full, at such time and on such conditions as determined by our board of directors.

2022 PROXY STATEMENT 33

●	Permits us to withhold taxes up to the maximum applicable tax rate for each participant under the Amended Plan.
●	No longer provides that a participant’s change in status from a full-time employee to a part-time employee permits our board of directors to make corresponding reductions to the awards granted under the 2021 Plan.
●	Removes provisions relating to required structures for awards granted under the 2021 Plan that are subject to, rather than exempt from, Section 409A of the Internal Revenue Code (the “Code”).

STOCKHOLDER APPROVAL REQUIREMENT

The proposed Amended and Restated 2021 Equity Incentive Plan will be approved if the number of votes present or represented by proxy at the Annual Meeting and voting “FOR” the proposal at the Annual Meeting exceeds the number of votes “AGAINST” this proposal. Unless and until our stockholders approve the Amended Plan, we will continue to grant awards under the terms of the 2021 Plan, as approved by our stockholders in September 2021, and from the shares available for issuance under the 2021 Plan, without regard to the amendment and restatement being proposed.

Stockholder approval of the Amended Plan is necessary in order for us to (i) meet the stockholder approval requirements of the NYSE, (ii) take tax deductions for certain compensation resulting from awards granted under the Amended Plan that may be intended to qualify as performance-based compensation under Section 162(m) of the Code, and (iii) grant ISOs under the Amended Plan. Under our current practice, we no longer grant ISOs, although we may choose to grant ISOs in the future.

COMPENSATION & GOVERNANCE BEST PRACTICES

The Amended Plan authorizes the grant of equity-based compensation in the form of restricted stock units, performance-based awards, performance stock units, dividend equivalents, stock options, stock appreciation rights, stock bonus awards, and restricted stock, as well as cash-based awards, for the purpose of providing the members of our board of directors and our employees and consultants compensation, incentives and rewards for performance. Similar to the 2021 Plan, the Amended Plan both continues and enhances a broad range of compensation and governance best practices, with some of the key features as follows:

●	Dividend Equivalents Subject to Same Vesting Criteria as Underlying Award. The Amended Plan provides that dividend equivalents payable in connection with awards will be subject to the same vesting conditions as are applicable to the original award.
●	No In-the-Money Stock Option or Stock Appreciation Right Grants. Stock options and stock appreciation rights may not be granted with an exercise or base price less than the fair market value of our Class A common stock on the date of grant; unless such grant is pursuant to an assumption of or substitution for another stock option or stock appreciation right pursuant to a corporate transaction.
●	Independent Administration. The Compensation Committee of our board of directors, which consists of only non-employee directors, generally administers the Amended Plan, while our Board administers the Amended Plan with respect to awards granted to our non-employee directors.
●	Clawback Right. All Awards granted under the Amended Plan are subject to any clawback or recoupment policy that we adopt or that is required under the terms of applicable law or the listing standards of the NYSE. In addition, the board of directors may impose other clawback, recovery, or recoupment provisions in an award agreement, including, without limitation, a reacquisition right in respect of shares of our stock upon a termination for cause.

2022 PROXY STATEMENT 34

DESCRIPTION OF THE AMENDED PLAN

A summary description of the material features of the Amended Plan is set forth below. The summary description does not purport to be a complete description of all the provisions of the Amended Plan and is qualified by reference to the Amended Plan, the form of which is attached to this proxy statement as Annex A and incorporated by reference in its entirety. You should refer to the Amended Plan for more complete and detailed information about the terms and conditions of the Amended Plan.

Eligibility. Any individual who is an employee of ours or any of our affiliates, or any person who provides services to us or our affiliates, including consultants and members of the Board, is eligible to receive awards under the Amended Plan at the discretion of the plan administrator.

Awards. The Amended Plan provides for the grant of ISOs, within the meaning of Section 422 of the Code to employees, including employees of any parent or subsidiary, and for the grant of nonstatutory stock options (“NSOs”), stock appreciation rights, restricted stock awards, restricted stock unit awards, performance awards, stock bonus awards, performance stock units awards, and cash awards to employees, directors and consultants, including employees and consultants of our affiliates.

Authorized Shares. The number of shares reserved for issuance under the Amended Plan will automatically increase on January 1 of each year, starting on January 1, 2023 and ending on (and including) January 1, 2031, in an amount equal to the lesser of (1) 5.0% of the total number of shares of our total outstanding capital stock, inclusive of all series and classes of our common stock and any other series or class of our capital stock, assuming full conversion, settlement or exercise of any outstanding award convertible into our capital stock, and inclusive of all shares of capital stock reserved for issuance under an equity issuance plan or arrangement on December 31 of the preceding year, or (2) a lesser number of shares determined by the Board prior to the date of the increase. The maximum number of shares of our common stock that may be issued on the exercise of ISOs under the Amended Plan is 102,527,125 shares. Any shares subject to awards granted under our 2019 Stock Plan that cease to be subject to such award for any reason other than exercise of an option or any shares that were issued under our 2019 Stock Plan that are repurchased by us or are forfeited or used to pay withholding obligations or to pay the exercise price of an option shall again become available for stock award grants under the Amended Plan. In addition, any shares subject to, or issued upon exercise or settlement of, awards under the Amended Plan that (i) are forfeited back to or repurchased by us because of a failure to meet a contingency or condition required for the vesting of such shares; (2) are reacquired by us to satisfy the exercise, strike or purchase price of an award; (3) are reacquired by us to satisfy a tax withholding obligation in connection with an award; and/or (4) are terminated, surrendered, or canceled without having been fully exercised, shall again become available for stock award grants under the Amended Plan.

Non-Employee Director Compensation Limit. The aggregate value of all compensation granted or paid to any non-employee director with respect to any calendar year, including awards granted and cash fees paid to such non-employee director, will not exceed (1) $750,000 in total value or (2) if such non-employee director is first appointed or elected to our board of directors during such calendar year, $1,500,000 in total value, in each case, calculating the value of any equity awards based on the grant date fair value of such equity awards for financial reporting purposes and excluding distributions from a deferred compensation program. Notwithstanding the prior sentence, a non-employee director who is a non-executive chairperson may receive awards and cash compensation with a maximum aggregate value of $1,500,000 during each calendar year of service.

Plan Administration. Our board of directors, or a duly authorized committee thereof, will administer the Amended Plan and is referred to as the “plan administrator” herein. Our board of directors may also delegate to one or more of our officers the authority to (1) designate employees (other than officers) to receive specified stock awards and (2) determine the number of shares subject to such stock awards. Under the Amended Plan, our board has the authority to determine award recipients, grant dates, the numbers and types of stock awards to be granted, the applicable fair market value, and the provisions of each stock award, including the period of exercisability and the vesting schedule applicable to a stock award.

2022 PROXY STATEMENT 35

Stock Options. ISOs and NSOs are granted under stock option agreements adopted by the plan administrator. The plan administrator determines the exercise price for stock options, within the terms and conditions of the Amended Plan, provided that the exercise price of a stock option generally cannot be less than 100% of the fair market value of a share of our Class A common stock on the date of grant. Options granted under the Amended Plan vest at the rate specified in the stock option agreement as determined by the plan administrator. The plan administrator determines the term of stock options granted under the Amended Plan, up to a maximum of 10 years. Unless the terms of an optionholder’s stock option agreement provide otherwise or as otherwise provided by the plan administrator, if an option holder’s service relationship with us or any of our affiliates ceases for any reason other than disability, death, or cause, the option holder may generally exercise any vested options for a period of three months following the cessation of service. This period may be extended in the event that exercise of the option is prohibited by applicable securities laws. Unless the terms of an optionholder’s stock option agreement provide otherwise or as otherwise provided by the plan administrator, if an optionholder’s service relationship with us or any of our affiliates ceases due to death or disability, or an option holder dies within a certain period following cessation of service, the optionholder or a beneficiary may generally exercise any vested options for a period of 12 months following the date of disability and 18 months in the event of death. In the event of a termination for cause, options generally terminate upon the termination date. In no event may an option be exercised beyond the expiration of its term. Acceptable consideration for the purchase of shares issued upon the exercise of a stock option will be determined by the plan administrator and may include (1) cash, check, bank draft or money order, (2) a broker-assisted cashless exercise, (3) the tender of shares of our Class A common stock previously owned by the optionholder, (4) a net exercise of the option if it is an NSO or (5) other legal consideration approved by the plan administrator. Unless the plan administrator provides otherwise, options and stock appreciation rights generally are not transferable except by will or the laws of descent and distribution. Subject to approval of the plan administrator or a duly authorized officer, an option may be transferred pursuant to a domestic relations order.

Tax Limitations on ISOs. The aggregate fair market value, determined at the time of grant, of shares of our Class A common stock with respect to ISOs that are exercisable for the first time by an award holder during any calendar year under all of our stock plans may not exceed $100,000. Options or portions thereof that exceed such limit will generally be treated as NSOs. No ISO may be granted to any person who, at the time of the grant, owns or is deemed to own stock possessing more than 10% of our total combined voting power or that of any of our parent or subsidiary corporations unless (1) the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant and (2) the term of the ISO does not exceed five years from the date of grant.

Restricted Stock Unit Awards and Performance Stock Unit Awards. Restricted stock unit awards are granted under restricted stock unit award agreements adopted by the plan administrator. Restricted stock unit awards may be granted in consideration for any form of legal consideration that may be acceptable to the plan administrator and permissible under applicable law. A restricted stock unit award may be settled by cash, delivery of shares of our Class A common stock, a combination of cash and shares of our Class A common stock as determined by the plan administrator, or in any other form of consideration set forth in the restricted stock unit award agreement. Additionally, dividend equivalents may be credited in respect of shares covered by a restricted stock unit award. Except as otherwise provided in the applicable award agreement or by the plan administrator, restricted stock unit awards that have not vested will be forfeited once the participant’s continuous service ends for any reason. Performance stock unit awards are generally the same as restricted stock unit awards, except that they vest only upon satisfaction of performance-based vesting criteria.

2022 PROXY STATEMENT 36

Restricted Stock Awards and Stock Bonus Awards. Restricted stock awards are granted under restricted stock award agreements adopted by the plan administrator. A restricted stock award may be awarded in consideration for cash, check, bank draft or money order, services to us or our affiliates, or any other form of legal consideration that may be acceptable to the plan administrator and permissible under applicable law. The plan administrator determines the terms and conditions of restricted stock awards, including vesting and forfeiture terms. If a participant’s service relationship with us or any of our affiliates ends for any reason, we may receive any or all of the shares of our Class A common stock held by the participant that have not vested as of the date the participant terminates service with us or our affiliates through a forfeiture condition or a repurchase right. Stock bonus award are generally the same as restricted stock awards, except that they are fully vested upon grant.

Stock Appreciation Rights. Stock appreciation rights are granted under stock appreciation right agreements adopted by the plan administrator. The plan administrator determines the strike price for a stock appreciation right, which generally cannot be less than 100% of the fair market value of the shares of our Class A common stock on the date of grant. A stock appreciation right granted under the Amended Plan vests at the rate specified in the stock appreciation right agreement as determined by the plan administrator. Stock appreciation rights may be settled in cash or shares or in any other form of payment, as determined by the plan administrator and specified in the stock appreciation right agreement. The plan administrator determines the term of stock appreciation rights granted under the Amended Plan, up to a maximum of 10 years. Unless the terms of a participant’s stock appreciation rights agreement provide otherwise or as otherwise provided by the plan administrator, if a participant’s service relationship us or any of our affiliates ceases for any reason other than cause, disability, or death, the participant may generally exercise any vested stock appreciation right for a period of three months following the cessation of service. This period may be further extended in the event that exercise of the stock appreciation right following such a termination of service is prohibited by applicable securities laws. Unless the terms of a participant’s stock appreciation rights agreement provide otherwise or as otherwise provided by the plan administrator, if a participant’s service relationship with us or any of our affiliates, ceases due to disability or death, or a participant dies within a certain period following cessation of service, the participant or a beneficiary may generally exercise any vested stock appreciation right for a period of 12 months in the event of disability and 18 months in the event of death. In the event of a termination for cause, stock appreciation rights generally terminate immediately upon the occurrence of the event giving rise to the termination of the individual for cause. In no event may a stock appreciation right be exercised beyond the expiration of its term.

Performance Awards. The Amended Plan permits the grant of performance awards that may be settled in stock, cash or other property. Performance awards may be structured so that the stock or cash will be issued or paid only following the achievement of certain pre-established performance goals during a designated performance period. Performance awards that are settled in cash or other property are not required to be valued in whole or in part by reference to, or otherwise based on, shares of our common stock.

Other Stock and Cash Awards. The plan administrator may grant other awards based in whole or in part by reference to shares of our common stock. The plan administrator will set the number of shares under the stock award (or cash equivalent) and all other terms and conditions of such awards.

Changes to Capital Structure. In the event there is a specified type of change in our capital structure, such as a stock split, reverse stock split, or recapitalization, appropriate adjustments will be made to (1) the class and maximum number of shares reserved for issuance under the Amended Plan, (2) the class and maximum number of shares that may be issued on the exercise of ISOs and (3) the class and number of shares and exercise price, strike price, or purchase price, if applicable, of all outstanding stock awards.

2022 PROXY STATEMENT 37

Corporate Transactions. The following applies to stock awards under the Amended Plan in the event of a corporate transaction (as defined in the Amended Plan), unless otherwise provided in a participant’s stock award agreement or other written agreement with us or one of our affiliates or unless otherwise expressly provided by the plan administrator at the time of grant. In the event of a corporate transaction, any stock awards outstanding under the Amended Plan may be assumed, continued or substituted for by any surviving or acquiring corporation (or its parent company), and any reacquisition or repurchase rights held by us with respect to the stock award may be assigned to our successor (or its parent company). If the surviving or acquiring corporation (or its parent company) does not assume, continue or substitute for such stock awards, then with respect to any such stock awards that are held by participants whose continuous service has or has not terminated prior to the effective time of the corporate transaction, or current participants, the vesting (and exercisability, if applicable) of such stock awards may be accelerated in full or in part (or, in the case of performance awards with multiple vesting levels depending on the level of performance, vesting will accelerate at 100% of the target level) to a date prior to the effective time of the corporate transaction (contingent upon the effectiveness of the corporate transaction), and such stock awards will terminate if not exercised (if applicable) at or prior to the effective time of the corporate transaction, and any reacquisition or repurchase rights held by us with respect to such stock awards will lapse (contingent upon the effectiveness of the corporate transaction). In lieu of accelerating any outstanding stock award that is not assumed, continued or substituted for by any surviving or acquiring corporation (or its parent company), the plan administrator may provide that such awards shall be canceled without consideration. In the event a stock award will terminate if not exercised prior to the effective time of a corporate transaction, the plan administrator may provide, in its sole discretion, that the holder of such stock award may not exercise such stock award but instead will receive a payment equal in value to the excess (if any) of (i) the per share amount payable to holders of shares of our common stock in connection with the corporate transaction, over (ii) any per share exercise price payable by such holder, if applicable. Any outstanding stock awards held by our non-employee directors shall accelerate in full and become exercisable (as applicable) prior to a corporate transaction at such times and on such conditions as determined by our compensation committee.

Plan Amendment or Termination. The board of directors has the authority to amend, suspend, or terminate the Amended Plan at any time, provided that such action does not materially impair the existing rights of any participant without such participant’s written consent. Certain material amendments also require approval of our stockholders. No ISOs may be granted after the tenth anniversary of the date our board of directors adopted the Amended Plan. No stock awards may be granted under the Amended Plan while it is suspended or after it is terminated.

U.S. FEDERAL INCOME TAX CONSEQUENCES

The following is a summary of the principal U.S. federal income tax consequences to participants and to us with respect to participation in the Amended Plan, which will not become effective until the date of the approval of the Amended Plan by our stockholders. No awards will be issued under the Amended Plan prior to the date of the approval of the Amended Plan by our stockholders. This summary is not intended to be exhaustive and does not discuss the income tax laws of any local, state or foreign jurisdiction in which a participant may reside. The information is based upon current U.S. federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any participant may depend on his or her particular situation, each participant should consult the participant’s tax adviser regarding the federal, state, local and other tax consequences of the grant or exercise of an award or the disposition of stock acquired under the Amended Plan. The Amended Plan is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended. Our ability to realize the benefit of any tax deductions described below depends on our generation of taxable income as well as the requirement of reasonableness and the satisfaction of our tax reporting obligations.

Compensation of Covered Employees. Our ability to obtain a deduction for amounts paid under the Amended Plan could be limited by Section 162(m) of the Code. Section 162(m) of the Code limits our ability to deduct compensation, for U.S. federal income tax purposes, paid during any year to a “covered employee” (within the meaning of Section 162(m) of the Code) in excess of $1 million.

Golden Parachute Payments. Our ability (or the ability of one of our subsidiaries) to obtain a deduction for future payments under the Amended Plan could also be limited by the golden parachute rules of Section 280G of the Code, which prevent the deductibility of certain “excess parachute payments” made in connection with a change in control of an employer-corporation.

2022 PROXY STATEMENT 38

Incentive Stock Options. The Amended Plan provides for the grant of stock options that are intended to qualify as “incentive stock options,” as defined in Section 422 of the Code. Under the Code, a participant generally is not subject to ordinary income tax upon the grant or exercise of an ISO. If the participant holds a share received upon exercise of an ISO for more than two years from the date the stock option was granted and more than one year from the date the stock option was exercised, which is referred to as the required holding period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the participant’s tax basis in that share will be long-term capital gain or loss. If, however, a participant disposes of a share acquired upon exercise of an ISO before the end of the required holding period, which is referred to as a disqualifying disposition, the participant generally will recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the share on the date of exercise of the stock option over the exercise price. However, if the sales proceeds are less than the fair market value of the share on the date of exercise of the stock option, the amount of ordinary income recognized by the participant will not exceed the gain, if any, realized on the sale. If the amount realized on a disqualifying disposition exceeds the fair market value of the share on the date of exercise of the stock option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year. For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired upon exercise of an ISO exceeds the exercise price of the stock option generally will be an adjustment included in the participant’s alternative minimum taxable income for the year in which the stock option is exercised. If, however, there is a disqualifying disposition of the share in the year in which the stock option is exercised, there will be no adjustment for alternative minimum tax purposes with respect to that share. In computing alternative minimum taxable income, the tax basis of a share acquired upon exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the stock option is exercised. We are not allowed a tax deduction with respect to the grant or exercise of an ISO or the disposition of a share acquired upon exercise of an ISO after the required holding period. If there is a disqualifying disposition of a share, however, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant, subject to the requirement of reasonableness, the deduction limits under Section 162(m) of the Code and provided that either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.

Nonstatutory Stock Options. Generally, there is no taxation upon the grant of a NSO. Upon exercise, a participant will recognize ordinary income equal to the excess, if any, of the fair market value of the underlying stock on the date of exercise of the stock option over the exercise price. If the participant is employed by us or one of our affiliates, that income will be subject to withholding taxes. The participant’s tax basis in those shares will be equal to their fair market value on the date of exercise of the stock option, and the participant’s capital gain holding period for those shares will begin on the day after they are transferred to the participant. Subject to the requirement of reasonableness, the deduction limits under Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant.

Restricted Stock Awards and Stock Bonus Awards. Generally, the recipient of a restricted stock award or a stock bonus award will recognize ordinary income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is subject to restrictions constituting a substantial risk of forfeiture when it is received (for example, if the employee is required to work for a period of time in order to have the right to transfer or sell the stock), the recipient generally will not recognize income until the restrictions constituting a substantial risk of forfeiture lapse, at which time the recipient will recognize ordinary income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days following the date of grant, to recognize ordinary income, as of the date of grant, equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the recipient for the stock. The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted stock award or a stock bonus award will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the restrictions constituting a substantial risk of forfeiture lapse. Subject to the requirement of reasonableness, the deduction limits under Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the restricted stock award or the stock bonus award.

2022 PROXY STATEMENT 39

Restricted Stock Unit Awards and Performance Stock Unit Awards. Generally, the recipient of a restricted stock unit award or a performance stock unit award will generally recognize ordinary income at the time the stock is delivered equal to the excess, if any, of (i) the fair market value of the stock received over any amount paid by the recipient in exchange for the stock or (ii) the amount of cash paid to the participant. The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted stock unit award or a performance stock unit award will be the amount paid for such shares plus any ordinary income recognized when the stock is delivered, and the participant’s capital gain holding period for those shares will begin on the day after they are transferred to the participant. Subject to the requirement of reasonableness, the deduction limits under Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the restricted stock unit award or a performance stock unit award.

Stock Appreciation Rights. Generally, the recipient of a stock appreciation right will recognize ordinary income equal to the fair market value of the stock or cash received upon such exercise. Subject to the requirement of reasonableness, the deduction limits under Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock appreciation right.

NEW PLAN BENEFITS

As discussed in further detail in the section titled “Proposal No. 1 - Election of Directors——Non-Employee Director Equity Compensation” of this Proxy Statement, under our current non-employee director compensation practices and subject to approval by our board of directors, each non-employee director will receive an annual equity award consisting of RSUs to be settled in shares of Class A common stock with an aggregate value of $200,000. Such award will be pro-rated as described in the section titled “Proposal No. 1 - Election of Directors——Non-Employee Director Equity Compensation” of this Proxy Statement upon the non-employee director’s initial appointment if other than at an annual meeting of our stockholders.

It is not possible to determine the benefits that will be received by participants in the Restated Plan, including our named executive officers and our non-employee directors, in the future because all grants are made at the discretion of our board of directors or our compensation committee. Neither our board of directors nor our compensation committee have approved any awards that are conditioned upon stockholder approval of the proposed amendments to the Restated Plan.

2022 PROXY STATEMENT 40

HISTORICAL PLAN BENEFITS TABLE

From the inception of the 2021 Plan through April 15, 2022, our named executive officers, current executive officers as a group, current non-employee directors as a group, and employees (excluding executive officers and directors) as a group have been granted equity awards under the 2021 Plan, excluding shares underlying options or awards that were granted under the 2021 Plan, but expired unexercised or were canceled, as follows:

Name and Position	Number of Underlying Awards: Options	Number of Underlying Awards: RSUs
Adam Goldstein, Chief Executive Officer	—	—
Andy Missan, Chief Legal Officer and Secretary	—	1,000,000
Brett Adcock, Former Co-Chief Executive Officer	—	—
Ben Lu, Former Chief Financial Officer	—	100,000
All other current executive officers (2 persons)	—	1,541,347
All current non-employee directors (6 persons)	—	217,028
All current employees (excluding executive officers and directors)	—	6,073,236

VOTE REQUIRED FOR APPROVAL

The proposed Amended and Restated 2021 Equity Incentive Plan will be approved if the number of votes present or represented by proxy at the Annual Meeting and voting “FOR” the proposal at the Annual Meeting exceeds the number of votes “AGAINST” this proposal.

Failure to submit a proxy or to vote online at the Special Meeting and abstentions from voting will have no effect on the Equity Incentive Plan Proposal.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE EQUITY INCENTIVE PLAN PROPOSAL

The existence of financial and personal interests of one or more of our directors may result in a conflict of interest on the part of such director(s) between what he, she or they may believe is in the best interests of the company and its stockholders and what he, she or they may believe is best for himself or themselves in determining to recommend that stockholders vote for the proposals.

2022 PROXY STATEMENT 41

EQUITY COMPENSATION PLAN INFORMATION

The following table presents information as of December 31, 2021 with respect to compensation plans under which shares of our Class A common stock or Class B common stock may be issued.

Plan category	Number of securities to be issued upon exercise of outstanding securities (#)	Weighted-average exercise price of outstanding options ($)(1)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a))(#)
	(a)	(b)	(c)
Equity compensation plans approved by security holders(2)	50,431,062 (3)	$0.12	1,197,195 (4)
Equity compensation plans not approved by security holders	—	—	—
Total	50,431,062	$0.12	1,197,195

(1) The weighted-average exercise price does not reflect the shares that will be issued in connection with the settlement of RSUs, since RSUs have no exercise price.

(2) Includes our (i) 2021 Plan (ii) 2021 Employee Stock Purchase Plan; and 2019 Equity Incentive Plan (the “2019 Plan”).

(3) Includes: (i) 6,256,393 shares subject to outstanding awards granted under the 2021 Plan, all of which shares were subject to outstanding RSU awards and (ii) 44,174,669 shares subject to outstanding awards granted under the 2019 Plan, of which 4,156,221 shares were subject to outstanding option awards and 40,018,448 shares were subject to outstanding RSU awards.

(4) As of December 31, 2021, there were 1,197,195 shares of Class A common stock available for issuance under the 2021 Plan and no additional shares available for issuance under the 2019 Plan. The number of shares of Class A common stock reserved for issuance under our 2021 Plan increased automatically by 3,255,791 shares on January 1, 2022 and will increase automatically on the first day of January of each of 2022 through 2031 by (x) in the event Proposal No. 2 is approved, the number of shares equal to 5% of all series and classes of the Company's common stock as of the immediately preceding December 31 or a lower number approved by our board of directors, or (y) in the event Proposal No. 2 is not approved, the number of shares equal to 2% of the total issued and outstanding shares of our Class A common stock as of the immediately preceding December 31 or a lower number approved by our board of directors. As of December 31, 2021, there were 4,969,059 shares of Class A common stock available for issuance under the 2021 Employee Stock Purchase Plan. The number of shares of Class A common stock reserved for issuance under our 2021 Employee Stock Purchase Plan increased automatically by 1,627,895 shares on January 1, 2022 and will increase automatically on the first day of January of each of 2022 through 2031 by the number of shares equal to 1% of the total issued and outstanding shares of our Class A common stock and Class B common stock as of the immediately preceding December 31 or a lower number approved by our board of directors.

2022 PROXY STATEMENT 42

PROPOSAL NO. 3 - RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

Our audit committee has selected PricewaterhouseCoopers LLP (“PwC”) as our independent registered public accounting firm to perform the audit of our consolidated financial statements for the fiscal year ending December 31, 2022 and recommends that stockholders vote for ratification of such selection. The ratification of the selection of PwC as our independent registered public accounting firm for the fiscal year ending December 31, 2022 requires the affirmative vote of a majority of the voting power of the shares present or represented by proxy at the Annual Meeting and voting affirmatively or negatively on the proposal. In the event that PwC is not ratified by our stockholders, the audit committee will review its future selection of PwC as our independent registered public accounting firm. Even if the selection is ratified, the audit committee, in its discretion, may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

PwC audited our financial statements for the fiscal year ended December 31, 2021. Representatives of PwC are expected to be present at the Annual Meeting and they will be given an opportunity to make a statement at the Annual Meeting if they desire to do so and will be available to respond to appropriate questions. PwC has served as our independent registered public accounting firm since 2020.

As previously reported in our Current Report on Form 8-K filed on September 22, 2021, our Audit Committee notified Marcum LLP (“Marcum”), the independent registered public accounting firm of Atlas prior to the closing of the business combination, that it would be dismissed and replaced by PwC) as our independent registered public accounting firm effective as of September 16, 2021. The Audit Committee approved the engagement of PwC as our independent registered public accounting firm to audit our consolidated financial statements following the business combination for the year ending December 31, 2021. PwC previously served as the independent registered public accounting firm of Legacy Archer prior to the business combination.

Marcum’s report of independent registered public accounting firm dated March 8, 2021, except for the effects of the restatements discussed in Note 2 to the financial statements in Amendment No. 5 to Registration Statement on Form S-4, dated August 10, 2021, filed by Atlas with the SEC, as to which the date is May 24, 2021, on Atlas consolidated balance sheet as of December 31, 2020, the related consolidated statements of operations, changes in stockholders’ equity and cash flows for the period from August 26, 2020 (Atlas’s inception) through December 31, 2020 and the related notes to the financial statements did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles.

During the period from August 26, 2020 (Atlas’s inception) through December 31, 2020 and the subsequent interim period through September 16, 2021, there were no “disagreements” (as such term is defined in Item 304(a)(1)(iv) of Regulation S-K) with Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Marcum, would have caused Marcum to make reference thereto in its reports on Atlas’s financial statements for such periods. During the period from August 26, 2020 (Atlas’s inception) through December 31, 2020 and the subsequent interim period through September 16, 2021, there have been no “reportable events” (as such term is defined in Item 304(a)(1)(v) of Regulation S-K), other than the material weakness in internal controls identified by management related to the accounting for warrants issued in connection with Atlas’s initial public offering, which resulted in the restatement of Atlas’s financial statements as set forth in Amendment No. 1 to Atlas’s Form 10-K for the year ended December 31, 2020, as filed with the SEC on May 24, 2021.

2022 PROXY STATEMENT 43

During the period from August 26, 2020 (Atlas’s inception) through December 31, 2020 and the subsequent interim period through September 16, 2021, (i) Atlas did not (a) consult with PwC as to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Atlas’ consolidated financial statements and (b) receive a written report or oral advice that PwC concluded was an important factor considered by Atlas in reaching a decision as to such accounting, auditing, or financial reporting issue; and (ii) Atlas did not consult PwC on any matter that was either the subject of a “disagreement” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

In connection with the filing of our Form 8-K filed with the SEC on September 22, 2021, we provided Marcum with a copy of the foregoing disclosures and requested that Marcum furnish us with a letter addressed to the SEC stating whether it agrees with the statements made by us as set forth above and, if not, stating the respects in which it does not agree. A letter from Marcum was filed as Exhibit 16.1 to our Current Report on Form 8-K filed with the SEC on September 22, 2021.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND SERVICES

We regularly review the services and fees from our independent registered public accounting firm. These services and fees are also reviewed with our audit committee annually. In accordance with standard policy, PwC will periodically rotate the individuals who are responsible for our audit. During the fiscal years ended December 31, 2020 and 2021, fees for services provided by PwC were as follows:

	Fiscal Year Ended 12/31/21	Fiscal Year Ended 12/31/20
Audit Fees (1)	$2,633,837	$80,000
Audit-Related Fees (2)	—	—
Tax Fees (3)	—	—
Other Fees (4)	—	—
Total Fees	2,633,837	80,000

(1) “Audit fees” include fees for audit services primarily related to the audit of our annual consolidated financial statements; the review of our quarterly consolidated financial statements; comfort letters, consents and assistance with and review of documents filed with the SEC; and other accounting and financial reporting consultation and research work billed as audit fees or necessary to comply with the standards of the Public Company Accounting Oversight Board (United States). The total reflected in this row includes: (i) $1,553,837 in fees for professional services rendered for the audit and review of our financial statements in connection with our required periodic filings; and (ii) $1,080,000 in fees for professional services rendered in connection with financial statements incorporated in SEC filings to facilitate the business combination.

(2) “Audit-related fees” includes fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements.

(3) “Tax fees” include fees for tax compliance and advice. Tax advice fees encompass a variety of permissible tax services, including technical tax advice related to federal and state and international income tax matters, assistance with sales tax and assistance with tax audits.

(4) “Other fees” includes fees for services other than the services reported in audit fees, audit-related fees, and tax fees.

POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND PERMISSIBLE NON-AUDIT SERVICES OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our audit committee’s policy is to pre-approve all audit, review and attest services, as well as all permitted non-audit services performed by the independent registered public accounting firm, the scope of services provided by the independent registered public accounting firm, and the fees for the services to be performed. These services may include audit services, audit-related services, tax services, and other non-audit services. In addition, the audit committee has established procedures by which the audit committee may delegate pre-approval authority to one or more of its members, including its chairperson. Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent registered public accounting firm and management are required to periodically report to the audit committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date.

All of the services relating to the fees described in the table above were approved by our audit committee.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSE COOPERS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022

2022 PROXY STATEMENT 44

REPORT OF THE AUDIT COMMITTEE:

The information contained in this report is not considered to be “soliciting material,” “filed” or incorporated by reference in any past or future filing by us under the Exchange Act or the Securities Act unless and only to the extent that we specifically incorporate it by reference.

The principal purpose of the audit committee is to assist the board of directors in its general oversight of our accounting practices, system of internal controls, audit processes and financial reporting processes. The audit committee is responsible for appointing and retaining our independent auditor and approving the audit and non-audit services to be provided by the independent auditor. The audit committee’s function is more fully described in its charter. Our management is responsible for preparing our financial statements and ensuring they are complete and accurate and prepared in accordance with generally accepted accounting principles. PricewaterhouseCoopers LLP (“PwC”), our independent registered public accounting firm for the fiscal year ended December 31, 2021, was responsible for performing an independent audit of our consolidated financial statements and expressing an opinion on the conformity of those financial statements with generally accepted accounting principles.

Our audit committee has reviewed and discussed with our management and PwC our audited consolidated financial statements for the fiscal year ended December 31, 2021. Our audit committee has also discussed with PwC the matters required to be discussed by Auditing Standard No. 1301 adopted by the Public Company Accounting Oversight Board (United States) regarding required “Communications with Audit Committees.” Our audit committee has received and reviewed the written disclosures and the letter from PwC required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with our audit committee concerning independence and has discussed with PwC its independence from us.

Based on the review and discussions referred to above, our audit committee recommended to our board of directors that the audited consolidated financial statements be included in our annual report on Form 10-K for the fiscal year ended December 31, 2021 for filing with the U.S. Securities and Exchange Commission.

Members of our audit committee rely without independent verification on the information provided to them and on the representations made by management and the independent auditor. Accordingly, the audit committee’s oversight does not provide an independent basis to determine that management has maintained the appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the audit committee’s consideration and discussions do not assure that the audit of the company’s consolidated financial statements have been carried out in accordance with the standards of the PCAOB, that the consolidated financial statements are presented in accordance with the accounting principles generally accepted in the United Statements and that PwC is in fact “independent.”

SUBMITTED BY THE AUDIT COMMITTEE

Maria Pinelli, Chairperson

Debra Diaz

Fred Diaz

2022 PROXY STATEMENT 45

EXECUTIVE OFFICERS:

The names of our executive officers, their ages as of the date of this Proxy Statement and their positions are shown below.

Name	Age	Position
Adam Goldstein	42	Co-Founder, CEO and Director
Mark Mesler	54	Chief Financial Officer
Andy Missan	60	Chief Legal Officer and Secretary
Tom Muniz	36	Chief Operating Officer

Our board of directors chooses executive officers, who then serve at the discretion of our board of directors. There is no family relationship between any of the directors or executive officers and any of our other directors or executive officers.

For information regarding Mr. Goldstein, please refer to “Proposal No. 1—Election of Directors.”

MARK MESLER

Mr. Mesler has served as our CFO since February 2022. Prior to joining the Company, Mr. Mesler served as the Chief Financial Officer of Volansi Inc., an aerial logistics and drone company, from November 2020 to January 2022, as Vice President of Finance for Bloom Energy, Inc., a company producing solid oxide fuel cells, from August 2009 to November 2020, and in various other finance roles from January 1991 through August 2009. Mr. Mesler has a B.S. in Finance from Penn State University and an M.B.A. from Carnegie Mellon University’s Tepper School of Business.

ANDY MISSAN

Mr. Missan has served as our Chief Legal Officer and Secretary since August 2021. Prior to joining Archer, from October 2015 to August 2021, Mr. Missan served as Executive Vice President, General Counsel and Secretary at Fitbit Inc., and prior to that, from March 2013 to October 2015, served as Fitbit’s Vice President and General Counsel. From July 2009 to October 2012, Mr. Missan served as Vice President and General Counsel at Bytemobile, Inc., a mobile video optimization company. From April 2005 to May 2008, Mr. Missan served as Vice President and General Counsel of MobiTV, Inc., a provider of mobile video solutions. Prior to MobiTV, from December 2001 to November 2004, Mr. Missan was Vice President and General Counsel of Danger, Inc., a mobile devices and services company. Mr. Missan was also the Vice President and General Counsel of Replay TV, Inc., a DVR technology company, from September 2000 to October 2001. Mr. Missan has also held senior legal and business affairs positions at RCA Records Label/BMG Entertainment and Sony Music Entertainment Inc. Mr. Missan holds a B.A. in government from Oberlin College and a J.D. from Northwestern University Pritzker School of Law.

TOM MUNIZ

Mr. Muniz has served as our Chief Operating Officer since March 2021. Before being promoted to COO, Mr. Muniz served as our Vice President of Engineering from December 2019 through February 2021. From July 2019 to December 2019, Mr. Muniz served as Vice President of Engineering at Wisk, an eVTOL company. From January 2011 to July 2019, Mr. Muniz served in a variety of roles at Kitty Hawk, an eVTOL company, including Lead Engineer, Battery Systems Group, Director of Subsystems Engineering, and VP Engineering. From May 2009 to December 2010, Mr. Muniz served as an Aerospace Engineer at Desktop Aeronautics, Inc., a developer of aeronautics software. Mr. Muniz holds a B.S. in Mechanical Engineering from the University of California, Berkeley and an M.S. in Aeronautics and Astronautics from the University of Washington.

2022 PROXY STATEMENT 46

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT:

The below table sets forth certain information with respect to the beneficial ownership of our common stock as of April 15, 2022, by:

●	each of our named executive officers;
●	each of our directors or director nominees;
●	all of our directors and executive officers as a group; and
●	each stockholder known by us to be the beneficial owner of more than 5% of our outstanding shares of our Class A common stock or Class B common stock.

We have determined beneficial ownership in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Except as indicated by the footnotes below, we believe, based on information furnished to us, that the persons and entities named in the table below have sole voting and sole investment power with respect to all shares beneficially owned, subject to applicable community property laws.

Applicable percentage ownership is based on 169,001,849 shares of Class A common stock and 71,543,871 shares of Class B common stock outstanding as of April 15, 2022. Shares of our Class A common stock and Class B common stock subject to stock options that are currently exercisable or exercisable within 60 days of April 15, 2022 or RSUs that may vest and settle within 60 days of April 15, 2022 are deemed to be outstanding and to be beneficially owned by the person holding the stock options or RSUs for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the address of each of the individuals and entities listed in the table below is c/o Archer Aviation Inc., 1880 Embarcadero Road, Palo Alto, California 94303.

2022 PROXY STATEMENT 47

Name of Beneficial Owner	Class A		Class B
Other 5% or Greater Stockholders (1)	Shares	%	Shares	%	% of Total Voting Power
Marc Lore (2)	28,086,358	16.62%	—	*	3.18%
Atlas Crest Investment LLC (3)	20,500,000	12.13%	—	*	2.32%
ARK Investment Management LLC (4)	11,306,020	6.69%	—	*	1.28%
Capital International Investors (5)	8,517,948	5.04%	—	*	*
Named Executive Officer & Directors
Adam Goldstein (6)	100,000	*	36,917,931	51.60%	41.75%
Andy Missan	—	*	—	*	*
Ben Lu (7)	100,000	*	—	*	*
Brett Adcock (8)	100,000	*	31,915,625	44.61%	36.10%
Deborah Diaz	—	*	—	*	*
Fred M. Diaz	—	*	—	*	*
Oscar Munoz (9)	250,000	*	—	*	*
Barbara Pilarski	—	*	—	*	*
Maria Pinelli	—	*	—	*	*
Michael Spellacy (10)	2,831,843	1.67%	—	*	*
All Executive Officers & Directors As a Group (13 Persons) (11)	4,933,659	2.90%	68,833,556	96.21%	77.47%

*Indicates ownership of less than one percent.

(1) Unless otherwise noted, the business address of each of those listed in the table above is c/o Archer Aviation Inc., 1880 Embarcadero Road, Palo Alto, CA 10022.

(2) As reported in a statement on Schedule 13G filed with the SEC on January 25, 2022, and based on a further update on a Form 4 filed with the SEC on March 11, 2022, by Marc E. Lore. The securities reported in this row consist entirely of Class A common stock and include 691,414 shares which are subject to a lapsing repurchase right held by us as of April 15, 2022. Mr. Lore is the direct beneficial owner of all securities reported in the table above and he has sole voting and investment discretion over them. Mr. Lore’s address is: 443 Greenwich Street, PHA, New York, NY 10013.

(3) As reported in a statement on Schedule 13G filed with the SEC on February 16, 2021. As reported in the statement, Atlas Crest Investment LLC (“Atlas”) is the holder of record of the following securities: (i) 12,500,000 shares of Class A common stock; and (ii) 8,000,000 shares of Class A common stock underlying warrants exercisable within 60 days of April 15, 2022. Kenneth Moelis is the sole managing member of Atlas and he has voting and investment discretion with respect to the securities held of record by Atlas. The address of the aforementioned parties is: 399 Park Avenue, 5th Floor, New York, NY 10022.

(4) As reported in a statement on Schedule 13G filed with the SEC on February 9, 2022, by Ark Investment Management LLC (“ARK”). The securities ascribed to ARK in this row consist of shares of our Class A common stock directly held by ARK, and ARK has sole voting and dispositive power over them. ARK’s address is: 3 East 28th Street, 7th Floor, New York, NY 10016.

2022 PROXY STATEMENT 48

(5) As reported in statements filed with the SEC on: (i) Form 13F on February 14, 2022; and (ii) Schedule 13G on February 11, 2022, by Capital International Investors. According to the filings, Capital International Investors is a division of Capital Research and Management Company (“CRMC”) and its investment management subsidiaries and affiliates, Capital Bank and Trust Company, Capital International, Inc., Capital International Limited, Capital International S.á r.l., Capital International K.K., and Capital Group Private Client Services, Inc. (together with CRMC, the “investment management entities”). The Capital International Investors divisions (collectively, “CII”) of each of the investment management entities collectively provide investment management services under the name “Capital International Investors” and, accordingly, CII is deemed to be the beneficial owner of the securities set forth in the table. CII may also be deemed to share voting and investment power with Capital Group Companies, Inc. and Capital Research & Management Co. The securities set forth in the table consist of 8,517,948 shares of our Class A common stock. The address of each of the aforementioned parties is: 333 South Hope Street, 55th Fl, Los Angeles, CA 90071.

(6) The securities set forth in this row consist of: (i) 100,000 shares of our Class A common stock held directly by Capri Growth LLC (“Capri”), of which Adam Goldstein is the managing member; (ii) 27,756,278 shares of Class B common stock held directly by Capri; including 4,194,022 shares which are subject to a lapsing repurchase right held by us as of April 15, 2022; and (iii) 9,161,653 shares of Class B common stock directly held by Mr. Goldstein, including 1,109,536 shares which are subject to a lapsing repurchase right held by us as of April 15, 2022.

(7) The securities reported in this row consist of shares of our Class A common stock directly beneficially owned by Ben Lu as of April 15, 2022.

(8) The securities set forth in this row consist of: (i) 100,000 shares of our Class A common stock held directly by Hight Drive Growth LLC (“Hight”), of which Brett Adcock is the managing member; (ii) 27,756,278 shares of Class B common stock held directly by Hight, including 4,194,022 shares which are subject to a lapsing repurchase right held by us as of April 15, 2022; and (iii) 4,159,347 shares of Class B common stock directly held by Mr. Adcock, including 1,109,536 shares which are subject to a lapsing repurchase right held by us as of April 15, 2022.

(9) The securities reported in this row consist of shares of our Class A common stock directly beneficially owned by Oscar Munoz.

(10) The securities reported in this row consist of: (i) 90,000 shares of our Class A common stock directly beneficially owned by Michael Spellacy; (ii) 1,694,906 shares of our Class A common stock beneficially owned by Achill Holdings LLC (“Achill”), of which Mr. Spellacy is the sole managing member, and (iii) 1,046,937 shares of Class A common stock underlying warrants owned by Achill. Of the shares of Class A common stock owned by Achill, 254,236 shares are subject to forfeiture in the event that our stock price does not meet certain targets more specifically described in the Amended and Restated Sponsor Letter Agreement (the “Sponsor Letter Agreement”) dated July 29, 2021. The Sponsor Letter Agreement was previously filed by us with the SEC on August 3, 2021 as Annex D-2 to Amendment Number 4 to our Registration Statement filed on Form S-4.

(11) This total includes the securities beneficially owned by all of the Company’s directors and executive officers, including, without limitation, the securities described in footnotes (6) through (10). It also includes an additional 972,257 shares which are subject to a lapsing repurchase right as of April 15, 2022. Other than as stated in footnotes (6) through (10) above, none of our directors or executive officers is capable of acquiring shares of our capital stock within 60 days of April 15, 2022 through the vesting of restricted stock units or stock option awards.

2022 PROXY STATEMENT 49

EXECUTIVE COMPENSATION:

The below table provides information concerning compensation awarded to, earned by or paid to each of our named executive officers for all services rendered in all capacities during the last three or fewer fiscal years during which such individuals were named executive officers.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Total ($)
Adam Goldstein (CEO)	2021	458,333	300,000	145,567,104	—	146,325,437
	2020	250,000	—	—	209,627	459,627
Andy Missan (CLO & Secretary)	2021	197,917	145,833	7,190,000	—	7,533,750
	2020	—	—	—	—	—
Brett Adcock (Former Co-CEO)	2021	458,333	300,000	145,567,104	—	146,325,437
	2020	250,000	—	—	209,627	459,627
Ben Lu (Former CFO)	2021	208,333	105,769	4,314,000	—	4,628,102
	2020	—	—	—	—	—

(1) The amounts reported represent incentive bonuses awarded based on the annual assessment by the board of directors of such named executive officer’s performance.

(2) The amounts reported represent the grant date fair value of the RSUs granted to our named executive officer during 2021 and 2020, as applicable, as computed in accordance with Financial Accounting Standards Board Accounting Standard Codification (“ASC”) Topic 718. See Note 11 to our consolidated financial statements included in this prospectus for an explanation of the assumptions made in the valuation of the stock-based compensation awards shown in this column. For awards with performance-based vesting conditions, including RSUs, the amount reported is based on the probable outcome of the applicable performance condition at the time of grant (i.e., based on 100% of performance). Each of Messrs. Goldstein and Adcock was granted performance-based RSU awards during 2021.

(3) The amounts reported represent the aggregate grant-date fair value of the options to purchase shares of Class B common stock awarded to the named executive officer during 2020, in accordance with ASC Topic 718. The assumptions used in calculating the grant-date fair value of the stock options reported in the “Option Awards” column are set forth in Note 11 to our consolidated financial statements included in this prospectus. Such grant-date fair value does not take into account any estimated forfeitures related to service-based vesting conditions.

2022 PROXY STATEMENT 50

OUTSTANDING EQUITY AWARDS AT FISCAL-YEAR END TABLE

			Option Awards					Stock Awards
Name		Grant Date	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares of units of stock that have not vested ($)	Number of unearned shares, units or other rights that have not vested (#)	Market or payout value of unearned shares, units or other rights that have not vested ($)(1)
Brett Adcock	(2)	9/16/2021	-	-	-	-	-	-	-	15,006,918	$90,641,785
	(3)	11/3/2020	-	-	-	$0.15	11/2/2030	1,275,966	$7,706,835	-	-
Adam Goldstein	(2)	9/16/2021	-	-	-	-	-	-	-	15,006,918	$90,641,785
	(3)	11/3/2020	-	-	-	$0.15	11/2/2030	1,275,966	7,706,835	-	-
Andy Missan	(4)	12/8/2021	-	-	-	-	-	1,000,000	6,040,000	-	-
Ben Lu	(5)	12/8/2021	-	-	-	-	-	600,000	3,624,000	-	-

(1) Represents the value of the number of shares of Class A common stock or Class B common stock, as applicable, covered by the RSU awards reported in this column using $6.04, which was the closing market price of the Class A common stock on the NYSE on December 31, 2021. The value provided assumes any relevant performance criteria are achieved.

(2) On September 16, 2021, pursuant to the 2019 Plan, each of Messrs. Adcock and Goldstein was granted a performance-based equity award consisting of RSUs settleable for 20,009,224 shares of Class B common stock. One-quarter of each grant vests upon the achievement of the earlier to occur of (i) a pricebased milestone or (ii) a performance-based milestone, with a different set of such price and performance-based milestones applying to each quarter of each grant and so long as the achievement occurs within seven years following the closing of the business combination. The initial one-quarter of each grant vested immediately prior to closing pursuant to the terms and conditions of the business combination agreement. The remaining three quarters of each grant have yet to vest.

(3) Each of Messrs. Adcock and Goldstein was granted a stock option on November 3, 2020 pursuant to the 2019 Plan which is exercisable for 2,662,885 shares of the Class B common stock. Each award began vesting on the first anniversary of its November 21, 2019 vesting commencement date, and each award vests ratably in increments of 1/48th monthly on the 21st, subject to the option holder’s continued service with us. In accordance with the grant agreements entered into by each of Messrs. Adcock and Goldstein, respectively, with us, each option holder early exercised his entire stock option on November 21, 2020 and the unvested shares each of them received pursuant to their early exercises remain subject to a lapsing right of repurchase.

(4) Mr. Missan was granted a RSU settleable for 1,000,000 shares of Class A common stock on December 8, 2021 pursuant to the 2021 Plan. The award vests as to 1/4th of the total award on August 15, 2022, and 1/16th of the total award vests quarterly thereafter on each November 15th, March 1st, May 15th, and August 15th, subject to his continued service with us.

(5) Mr. Lu was granted a RSU settleable for 600,000 shares of Class A common stock on December 8, 2021 pursuant to the 2021 Plan. Pursuant to the terms of his award agreement, the award vested as to 1/4th of the total award on August 15, 2022, and 1/16th of the total award vested quarterly thereafter on each November 15th, March 1st, May 15th, and August 15th, subject to his continued service with us. The award reported in this table as being outstanding on December 31, 2021 was subsequently modified in January 2022 pursuant to the terms of Mr. Lu’s Separation Agreement (the “Lu Separation Agreement”). In connection with the Lu Separation Agreement and his departure, 500,000 of the RSUs reported in the table as outstanding on December 31, 2021 were forfeited as of January 27, 2022, and vesting of the remaining 100,000 RSUs was accelerated, whereby the remaining 100,000 RSUs were settled for shares of Class A common stock after his separation.

2022 PROXY STATEMENT 51

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

Adam Goldstein and Brett Adcock. In September 2021, we entered into employment agreements with Messrs. Adcock and Goldstein substantially on the terms set forth below in connection with the Closing of the Business Combination. Messrs. Adcock and Goldstein are each entitled to an annual base salary of $600,000, a target annual bonus of 50% of base salary based upon the achievement of target objectives as established by our board of directors, and standard benefit plans available to our executives. In addition, Messrs. Adcock and Goldstein will each be eligible for the following severance package for a termination without “cause” or resignation for “good reason” (each as defined below) not in connection with a change in control:

●	24 months of base salary at time of termination paid in accordance with our normal payroll practices;
●	a lump sum cash payment equal to two times the target annual bonus;
●	a lump sum payment equal to 24 months of COBRA premiums; and
●	24-month accelerated vesting of any time-vested equity awards.

For a termination without cause or resignation for good reason in the period starting three months prior to and ending 18 months following a change in control, Messrs. Adcock and Goldstein will each be eligible for the following severance package:

●	24 months of base salary at time of termination paid in a lump sum;
●	a lump sum cash payment equal to two times the target annual bonus;
●	a lump sum payment equal to 24 months of COBRA premiums; and
●	100% accelerated vesting of any time-vested awards.

As a condition of receiving the severance benefits, Messrs. Adcock and Goldstein must execute a general release of claims in favor of Archer and allow it to become effective and comply with all applicable agreements including but not limited to, our form of confidentiality and invention assignment agreement.

Brett Adcock Separation Agreement. We entered into a separation agreement with Brett Adcock (the “Separation Agreement”), dated April 28, 2022, pursuant to which Mr. Adcock agreed to a customary general release and waiver of claims, a covenant not to sue the Company, and a twelve month lock-up period related to the transfer of any capital stock (or securities convertible into capital stock) of the Company, subject to a limited exception to (i) sell a limited portion of his holdings in each of the third and fourth quarters of 2022 and the first quarter of 2023 and (ii) transfer shares in connection with the payment of taxes associated with the settlement of shares underlying the Founder Grant (as defined below). The Separation Agreement entitles Mr. Adcock to receive certain severance benefits after the Separation Date, including but not limited to: (i) salary continuation payments based on his current salary of $600,000 for a period of twenty-four months, less standard payroll deductions and tax withholdings; (ii) an additional cash bonus severance payment equal to $600,000, which equals two times the amount of Mr. Adcock’s target annual bonus for 2022; (iii) a cash severance payment with respect to COBRA premiums equal to $64,602.48; (iv) twenty-four months of accelerated vesting of Mr. Adcock’s unvested shares subject to time-based equity awards (excluding Mr. Adcock’s restricted stock units that were allocated immediately prior to the closing of the Company’s business combination transaction (the “Founder Grant”)); (v) eligibility for continued vesting upon the achievement of certain milestones of the Founder Grant that will remain outstanding for fifteen months following the Separation Date and (vi) an additional payment equal to $1,500,000.

Other Executive Officers. In February 2022, we entered into Change in Control and Severance Agreements with each of our then-current executive officers (excluding Brett Adcock and Adam Goldstein), whose change in control and severance arrangements are provided separately in their employment agreements and described above) (the “Eligible Executive Officers”). In the event of certain qualifying terminations of employment pursuant to the Change in Control and Severance Agreements, each of the Eligible Executive Officers is entitled to: (i) an amount equal to twelve months of his or her base salary at the rate in effect immediately prior to such termination, payable in a cash lump-sum; (ii) a pro rata payment of his or her then-current annual bonus to the extent earned, and (iii) to the extent that her or she timely elects to receive continued coverage under our group-healthcare plans, a lump sum cash payment in an amount equal to the full amount of his or her COBRA premiums for the same period as he or she is entitled to severance. In addition, each Eligible Executive Officer’s outstanding equity awards will become vested and exercisable, as applicable, as if he or she had completed an additional 12 months of service, excluding awards that would otherwise vest contingent upon remaining-unsatisfied performance criteria.

In addition, in the event of a qualifying termination in connection with a “change of control”, each Eligible Executive Officer is entitled to: (i) an amount equal to twelve months of his or her base salary and 100% of his or her target bonus at the rate in effect immediately prior to such termination, payable in a cash lump-sum; and (ii) a pro rata payment of his or her then-current target bonus based on the actual period of service during the bonus period. In addition, each Eligible Executive Officer’s outstanding equity awards will become vested and exercisable, as applicable, with respect to 100% of the then-unvested shares, excluding awards that would otherwise vest contingent upon remaining-unsatisfied performance criteria. The Eligible Executive Officer will also be entitled to continuation of COBRA benefits as set forth above.

2022 PROXY STATEMENT 52

All such severance payments and benefits are subject to each Eligible Executive Officer’s execution of a general release of claims against us.

LIMITATIONS ON LIABILITY AND INDEMNIFICATION MATTERS

Our amended and restated certificate of incorporation contains provisions that limit the liability of our directors for monetary damages to the fullest extent permitted by the Delaware General Corporation Law (“DGCL”). Consequently, our directors are not personally liable to us or our stockholders for monetary damages for any breach of fiduciary duties as directors, except liability for:

●	any breach of the director’s duty of loyalty to us or our stockholders;
●	any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;
●	unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the DGCL; or
●	any transaction from which the director derived an improper personal benefit.

Our amended and restated certificate of incorporation and our amended and restated bylaws require us to indemnify our directors and officers to the maximum extent not prohibited by the DGCL and allow us to indemnify other employees and agents as set forth in the DGCL. Subject to certain limitations, our amended and restated bylaws also require us to advance expenses incurred by our directors and officers for the defense of any action for which indemnification is required or permitted.

We have entered, and intend to continue to enter, into separate indemnification agreements with our directors, officers and certain of our key employees, in addition to the indemnification provided for in our amended and restated certificate of incorporation and amended and restated bylaws. These agreements, among other things, require us to indemnify our directors, officers, and key employees for certain expenses, including attorneys’ fees, judgments, penalties, fines, and settlement amounts actually incurred by these individuals in any action or proceeding arising out of their service to us or any of our subsidiaries or any other company or enterprise to which these individuals provide services at our request. Subject to certain limitations, our indemnification agreements also require us to advance expenses incurred by our directors, officers, and key employees for the defense of any action for which indemnification is required or permitted.

We believe that provisions of our amended and restated certificate of incorporation, amended and restated bylaws and indemnification agreements are necessary to attract and retain qualified directors, officers and key employees. We also maintain directors’ and officers’ liability insurance.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted for directors or executive officers, we have been informed that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS:

The following includes a summary of transactions since January 1, 2020 to which we were, are, or will be a party in which the amount involved exceeds $120,000 and in which any director, nominee for director, executive officer, beneficial holder of more than 5% of our capital stock or any member of their immediate family or any entity affiliated with any of the foregoing persons had, have, or will have a direct or indirect material interest.

2022 PROXY STATEMENT 53

LEGACY ARCHER RELATED PARTY TRANSACTIONS

Series A Preferred Stock Financing. Between July 2020 and October 2020, Legacy Archer issued and sold an aggregate of 41,872,399 shares of its Series A Preferred Stock at a purchase price of $1.2046 per share, for an aggregate purchase price of $50.4 million, and issued an aggregate of 4,395,023 shares of Legacy Archer’s Series A Preferred Stock upon conversion of the certain convertible promissory notes sold in 2019 (the “2019 Notes”). Each share of Legacy Archer’s Series A Preferred Stock converted into one share of Legacy Archer’s common stock in connection with the closing of the business combination. The table below sets forth the number of shares of Legacy Archer Series A Preferred Stock purchased by Legacy Archer’s related parties:

Stockholder	Shares of Series A Preferred Stock	Total Cash Purchase Price	Principal & Interest Canceled
Capri Growth LLC (1)	1,660,302	$2,000,000	$—
Hight Drive Growth LLC (2)	1,660,302	2,000,000	—
Marc Lore	5,675,959	6,837,260	—
Marc Lore	2,633,739	—	3,172,603
Adam Goldstein	880,642	—	1,060,822
Brett Adcock	880,642	—	1,060,822
TCP Archer Aviation LLC	7,702,468	9,278,392	—

(1) Adam Goldstein, our co-Founder, CEO and a member of our board of directors, is a managing member of Capri Growth LLC, a beneficial owner of greater than 5% of our capital stock.

(2) Brett Adcock, our co-Founder and a member of our board of directors, is a managing member of High Drive Growth LLC, a beneficial owner of greater than 5% of our capital stock.

Loans to Executive Officers. In November 2020, Legacy Archer entered into partial recourse promissory note arrangements with Mr. Adcock and Mr. Goldstein. The aggregate principal amount of each promissory note was $396,827 and bore interest at 0.38% per annum. All of the principal and interest under the note was repaid upon the closing of the business combination.

Loans to Atlas Crest Investment LLC (the “Sponsor”). Atlas entered into a promissory note with the Sponsor effective June 25, 2021, pursuant to which Atlas borrowed an aggregate amount of $300,000, which was used to finance transaction costs in connection with the business combination. The loan was non-interest bearing and paid off in connection with the business combination.

Business Combination Private Placement. In connection with the execution of the business combination agreement, subscription agreements were entered into with certain investors, pursuant to which each investor agreed to purchase an aggregate of 60,000,000 Class A shares of Archer (the “PIPE Shares”), for a purchase price of $10.00 per share and an aggregate purchase price of $600.0 million (the “PIPE Financing”). United Airlines Ventures, Ltd. purchased 2,500,000 PIPE Shares for an aggregate purchase price of $25.0 million. Marc Lore purchased 1,000,000 PIPE Shares for an aggregate purchase price of $10.0 million. Brett Adcock and Adam Goldstein each agreed to purchase 100,000 PIPE Shares for an aggregate purchase price of $1,000,000, respectively.

2022 PROXY STATEMENT 54

Other Transactions. Legacy Archer entered into employment agreements with its executive officers. For more information regarding employment agreements with our named executive officers, see the section above titled “Executive Compensation.” Legacy Archer has also granted stock options to its executive officers. For a description of these equity awards, see the section above titled “Executive Compensation.”

Transaction Support Agreements. In February 2021, Atlas, Legacy Archer and certain Legacy Archer stockholders, including holders affiliated with members of the Legacy Archer’s board of directors and beneficial owners of greater than 5% of Legacy Archer’s capital stock, entered into the transaction support agreements, whereby such Archer stockholders agreed to, among other things, vote all of their shares of Legacy Archer’s capital stock in favor of the approval and adoption of the transactions contemplated by the business combination agreement. Additionally, such stockholders agreed, among other things, not to transfer any of their shares of Legacy Archer common stock and Legacy Archer preferred stock (or enter into any arrangement with respect thereto), subject to certain customary exceptions, or enter into any voting arrangement that is inconsistent with the transaction support agreement.

Indemnification Agreements. Legacy Archer entered into indemnification agreements with each of its directors and officers. The indemnification agreements required Legacy Archer to indemnify its directors and officers to the fullest extent permitted by Delaware law.

ARCHER RELATED PARTY AGREEMENTS

Registration Rights Agreement. In connection with the closing of the business combination, certain holders of our capital stock entered into that certain Registration Rights Agreement. Pursuant to the Registration Rights Agreement, the holders of (i) the 12,500,000 shares of Class A common stock issued in a private placement to the Sponsor and its permitted transferees in connection with the initial public offering of Atlas (the “Sponsor Shares”), (ii) certain private warrants and the Class A common stock underlying such Private Warrants, (iii) certain private warrants that may be issued upon conversion of working capital loans, (iv) the shares underlying the private placement warrants previously issued to United Airlines and assumed by us in connection with the business combination, and (v) the Class A common stock issued or issuable to holders of greater than 2% of Legacy Archer common stock on a fully-diluted basis as of the closing date of the business combination, have registration rights to require us to register a sale of any of our securities held by them. The Registration Rights Agreement also provides that neither the Sponsor nor any person who was a holder of greater than 2% of Legacy Archer Common Stock on a fully-diluted basis on the closing date of the business combination shall transfer certain of its registrable securities until the earlier of (i) 180 days after the completion of the business combination, and (ii) the date subsequent to the business combination on which we complete a liquidation, merger, capital stock exchange, reorganization or other similar transaction that results in all of our stockholders having the right to exchange their shares of common stock for cash, securities or other property. The Sponsor agreed not to transfer any private warrants (or any shares issued or issuable upon the exercise of such private warrants) until 30 days after closing of the business combination.

RELATED PERSON TRANSACTIONS POLICY FOLLOWING THE BUSINESS COMBINATION

Upon the consummation of the business combination, our board of directors adopted a written related person transactions policy that sets forth our policies and procedures regarding the identification, review, consideration and oversight of “related person transactions.” For purposes of our policy only, a “related person transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we or any of our subsidiaries are participants involving an amount that exceeds $120,000, including purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness and guarantees of indebtedness, subject to certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act.

2022 PROXY STATEMENT 55

Transactions involving compensation for services provided to us as an employee, consultant or director will not be considered related person transactions under this policy. A related person is any executive officer, director, nominee to become a director or a holder of more than 5% of any class of our voting securities (including our common stock), including any of their immediate family members and affiliates, including entities owned or controlled by such persons.

Under the policy, the related person in question or, in the case of transactions with a holder of more than 5% of any class of our voting securities, an officer with knowledge of a proposed transaction, must present information regarding the proposed related person transaction to our audit committee (or, where review by our audit committee would be inappropriate, to another independent body of our board of directors) for review. To identify related person transactions in advance, we will rely on information supplied by our executive officers, directors and certain significant stockholders. In considering related person transactions, our audit committee will take into account the relevant available facts and circumstances, which may include, but are not limited to:

●	the risks, costs, and benefits to us;
●	the impact on a director’s independence in the event the related person is a director, immediate family member of a director or an entity with which a director is affiliated;
●	the extent of the related person’s interest in the transaction;
●	the purpose and terms of the transaction;
●	management’s recommendation with respect to the proposed related person transaction;
●	the availability of other sources for comparable services or products; and
●	whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction.

Our audit committee will approve only those transactions that it determines are fair to us and in our best interests. All of the transactions described above were entered into prior to the adoption of such policy.

INDEMNIFICATION AGREEMENTS

Our amended and restated certificate of incorporation contains provisions limiting the liability of our executive officers and directors, and our amended and restated bylaws provide that we will indemnify each of our executive officers and directors to the fullest extent permitted under Delaware law. Our amended and restated certificate of incorporation and our amended and restated bylaws also provide our board of directors with discretion to indemnify certain key employees when determined appropriate by our board of directors.

We have entered into indemnification agreements with all of our directors and executive officers. The indemnification agreements provide that we will indemnify each of our directors, executive officers, and other key employees against any and all expenses incurred by such director, executive officer, or other key employee because of his or her status as one of our directors, executive officers, or other key employees, to the fullest extent permitted by Delaware law, our amended and restated certificate of incorporation and our amended and restated bylaws. In addition, the indemnification agreements provide that, to the fullest extent permitted by Delaware law, we will advance all expenses incurred by our directors, executive officers, and other key employees in connection with a legal proceeding involving his or her status as a director, executive officer, or key employee.

2022 PROXY STATEMENT 56

ATLAS RELATED PARTY AGREEMENTS

The Sponsor and its permitted transferees hold an aggregate of 12,500,000 Sponsor Shares and 8,000,000 private warrants. Each private warrant entitles the holder to purchase one share of Class A common stock at $11.50 per share. The 8,000,000 private warrants (including the shares of Class A common stock issuable upon exercise of the private warrants) were not eligible to be, subject to certain limited exceptions, transferred, assigned, or sold until 30 days after closing of the business combination.

Prior to the closing of the business combination, Atlas utilized office space at 399 Park Ave., New York, New York 10022 rented from the Sponsor. Atlas paid the Sponsor $10,000 per month for office space, secretarial and administrative services provided to members of the management team. Following the closing of the business combination, Atlas ceased paying these monthly fees.

Except as otherwise disclosed in this prospectus, no compensation of any kind, including finder’s and consulting fees, was paid to the Sponsor, executive officers and directors, or any of their respective affiliates, for services rendered prior to or in connection with the completion of the business combination. However, these individuals were reimbursed for any out-of-pocket expenses incurred in connection with activities on Atlas’ behalf such as identifying potential target businesses and performing due diligence on suitable business combinations.

Atlas engaged Moelis & Company LLC as a financial advisor in connection with the business combination and paid a customary financial advisory fee in an amount that constitutes a market standard financial advisory fee for comparable transactions.

ADDITIONAL INFORMATION:

STOCKHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL MEETING

Our amended and restated bylaws provide that, for stockholder nominations to our board of directors or other proposals to be considered at an annual meeting, the stockholder must give timely notice thereof in writing to the Secretary at Archer Aviation Inc., 1880 Embarcadero Road, Palo Alto, California 94303, Attn: Secretary.

To be timely for our 2023 annual meeting of stockholders, a stockholder’s notice must be delivered to or mailed and received by our Secretary at our headquarters not earlier than 2:00 p.m. Pacific Time on Friday, February 10, 2023 and no later than 2:00 p.m. Pacific Time on Sunday, March 12, 2023. A stockholder’s notice to the Secretary must set forth as to each matter the stockholder proposes to bring before the annual meeting the information required by our amended and restated bylaws.

Stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act and intended to be presented at our 2023 annual meeting of stockholders must be received by us not later than Wednesday, December 28, 2022 in order to be considered for inclusion in our proxy materials for that meeting.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires our directors, executive officers, and any persons who own more than 10% of our common stock, to file initial reports of ownership and reports of changes in ownership with the SEC. Based solely on our review of the forms filed with the SEC and written representations from the directors and executive officers, we believe that all Section 16(a) filing requirements were timely met in the fiscal year ended December 31, 2021, with the following exceptions: (i) a Form 4/A to include holdings inadvertently omitted and to correct the amount of securities beneficially owned following the reported transactions on behalf of Brett Adcock and Adam D. Goldstein; and (ii) a Form 4 to include holdings inadvertently omitted and to correct the amount of securities beneficially owned on behalf of Michael Spellacy.

2022 PROXY STATEMENT 57

AVAILABLE INFORMATION

We will mail, without charge, upon written request, a copy of our annual report on Form 10-K for the year ended December 31, 2021, including the financial statements and list of exhibits, and any exhibit specifically requested. Requests should be sent to:

Archer Aviation Inc.

c/o Chief Legal Officer

1880 Embarcadero Road

Palo Alto, California 94303

The annual report is also available at investors.archer.com under “SEC Filings” in the “Financials” section of our investor relations website.

ELECTRONIC DELIVERY OF STOCKHOLDER COMMUNICATIONS

We encourage you to help us conserve natural resources, as well as significantly reduce printing and mailing costs, by signing up to receive your stockholder communications electronically via email. With electronic delivery, you will be notified via email as soon as future annual reports and proxy statements are available on the Internet, and you can submit your stockholder votes online. Electronic delivery can also eliminate duplicate mailings and reduce the amount of bulky paper documents you maintain in your personal files. To sign up for electronic delivery:

●	Registered Owner (you hold our common stock in your own name at our transfer agent, Continental Stock Transfer & Trust Company, or you are in possession of stock certificates): visit https://continentalstock.com and log into your account to enroll.
●	Beneficial Owner (you hold our common stock at a brokerage firm, a bank, a trustee, or a nominee): if you hold shares beneficially, please follow the instructions provided to you by your broker, bank, trustee, or nominee.

Your electronic delivery enrollment will be effective until you cancel it. Stockholders who are record owners of shares of our common stock may call Continental Stock Transfer & Trust Company, our transfer agent, by phone at (212)509-4000, by e-mail at cstmail@continentalstock.com, or visit https://continentalstock.com with questions about electronic delivery.

“HOUSEHOLDING”—STOCKHOLDERS SHARING THE SAME LAST NAME AND ADDRESS

The SEC has adopted rules that permit companies and intermediaries (such as brokers) to implement a delivery procedure called “householding.” Under this procedure, multiple stockholders who reside at the same address may receive a single copy of our annual report and proxy materials, including the Notice of Internet Availability, unless the affected stockholder has provided contrary instructions. This procedure reduces printing costs and postage fees and helps protect the environment as well.

This year, a number of brokers with account holders who are our stockholders will be “householding” our annual report and proxy materials, including the Notice of Internet Availability. A single Notice of Internet Availability and, if applicable, a single set of annual report and other proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. Stockholders may revoke their consent at any time by calling Broadridge at (866) 540-7095 or writing to Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York, 11717.

2022 PROXY STATEMENT 58

Upon written or oral request, we will promptly deliver a separate copy of the Notice of Internet Availability and, if applicable, our annual report and other proxy materials to any stockholder at a shared address to which a single copy of any of those documents was delivered. To receive a separate copy of the Notice of Internet Availability and, if applicable, annual report and other proxy materials, you may contact our Secretary in writing at 1880 Embarcadero Road, Palo Alto, California 94303, Attn: Secretary or by phone at (650) 272-3233.

Any stockholders who share the same address and receive multiple copies of our Notice of Internet Availability or annual report and other proxy materials who wish to receive only one copy in the future can contact their bank, broker, or other holder of record to request information about householding or our Secretary at the address or telephone number listed above.

OTHER MATTERS:

Our board of directors does not presently intend to bring any other business before the Annual Meeting and, so far as is known to our board of directors, no matters are to be brought before the Annual Meeting except as specified in the Notice of Annual Meeting of Stockholders. As to any business that may arise and properly come before the Annual Meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

By Order of the Board of Directors,

ANDREW MISSAN

Chief Legal Officer and Secretary

2022 PROXY STATEMENT 59

APPENDIX A

Archer Aviation Inc.
Amended and Restated 2021 Equity Incentive Plan
Adopted by the Board of Directors: August 11, 2021
Approved by the Stockholders: September 14, 2021
Amended and Restated by the Board of Directors: April 12, 2022
Amended and Restated by the Stockholders: __________, 2022

1.            General.

(a)            Plan Purpose. The Company, by means of the Plan, seeks to secure and retain the services of Employees, Directors and Consultants, to provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate and to provide a means by which such persons may be given an opportunity to benefit from increases in value of the Common Stock through the granting of Awards.

(b)            Available Awards. The Plan provides for the grant of the following Awards: (i) Incentive Stock Options; (ii) Nonstatutory Stock Options; (iii) SARs; (iv) Restricted Stock Awards; (v) RSU Awards; (vi) Performance Awards; (vii) Stock Bonus Awards; (viii) Performance Stock Units; and (ix) Cash Awards.

(c)            Adoption Date; Effective Date. The Plan will come into existence on the Adoption Date, but no Award may be granted prior to the Effective Date.

2.           Shares Subject to the Plan.

(a)            Share Reserve. Subject to adjustment in accordance with Section 2(c) and any adjustments as necessary to implement any Capitalization Adjustments, the aggregate number of shares of Common Stock that may be issued pursuant to Awards will not exceed 34,175,708 shares, plus (a) any shares of Common Stock (or shares convertible into Common Stock) that are subject to issuance under the Company’s 2019 Stock Plan (the “Prior Plan”) but cease to be subject to an award for any reason other than exercise of an option after the Effective Date; and (b) shares that were issued under the Prior Plan which are repurchased by the Company or which are forfeited or used to pay withholding obligations or pay the exercise price of an Option. In addition, subject to any adjustments as necessary to implement any Capitalization Adjustments, such aggregate number of shares of Common Stock will automatically increase on January 1 of each year following the date of this amendment for a period of ten years commencing on January 1, 2023 and ending on (and including) January 1, 2031, in an amount equal to 5% of the Company’s total outstanding shares of all series and classes of the Company's common stock as of December 31 of the preceding year; provided, however, that the Board may act prior to January 1st of a given year to provide that the increase for such year will be a lesser number of shares of such common stock.

(b)            Aggregate Incentive Stock Option Limit. Notwithstanding anything to the contrary in Section 2(a) and subject to any adjustments as necessary to implement any Capitalization Adjustments, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options is 102,527,125 shares.

(c)            Share Reserve Operation.

(i)            Limit Applies to Common Stock Issued Pursuant to Awards. For clarity, the Share Reserve is a limit on the number of shares of Common Stock that may be issued pursuant to Awards and does not limit the granting of Awards, except that the Company will keep available at all times the number of shares of Common Stock reasonably required to satisfy its obligations to issue shares pursuant to such Awards. Shares may be issued in connection with a merger or acquisition as permitted by, as applicable, Nasdaq Listing Rule 5635(c), NYSE Listed Company Manual Section 303A.08, NYSE American Company Guide Section 711 or other applicable rule, and such issuance will not reduce the number of shares available for issuance under the Plan.

(ii)           Actions that Do Not Constitute Issuance of Common Stock and Do Not Reduce Share Reserve. The following actions do not result in an issuance of shares under the Plan and accordingly do not reduce the number of shares subject to the Share Reserve and available for issuance under the Plan: (1) the expiration or termination of any portion of an Award without the shares covered by such portion of the Award having been issued, (2) the settlement of any portion of an Award in cash (i.e., the Participant receives cash rather than Common Stock), (3) the withholding of shares that would otherwise be issued by the Company to satisfy the exercise, strike or purchase price of an Award; or (4) the withholding of shares that would otherwise be issued by the Company to satisfy a tax withholding obligation in connection with an Award.

(iii)         Reversion of Previously Issued Shares of Common Stock to Share Reserve. The following shares of Common Stock previously issued pursuant to an Award and accordingly initially deducted from the Share Reserve will be added back to the Share Reserve and again become available for issuance under the Plan: (1) any shares that are forfeited back to or repurchased by the Company because of a failure to meet a contingency or condition required for the vesting of such shares; (2) any shares that are reacquired by the Company to satisfy the exercise, strike or purchase price of an Award; (3) any shares that are reacquired by the Company to satisfy a tax withholding obligation in connection with an Award; and (4) any shares underlying Awards that are terminated, surrendered, or cancelled without having been fully exercised.

3.            Eligibility and Limitations.

(a)            Eligible Award Recipients. Subject to the terms of the Plan, Employees, Directors and Consultants are eligible to receive Awards.

(b)            Specific Award Limitations.

(i)            Limitations on Incentive Stock Option Recipients. Incentive Stock Options may be granted only to Employees of the Company or a “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in Sections 424(e) and (f) of the Code).

(ii)           Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds $100,000 (or such other limit established in the Code) or otherwise does not comply with the rules governing Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules will be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).

(iii)          Limitations on Incentive Stock Options Granted to Ten Percent Stockholders. A Ten Percent Stockholder may not be granted an Incentive Stock Option unless (i) the exercise price of such Option is at least 110% of the Fair Market Value on the date of grant of such Option and (ii) the Option is not exercisable after the expiration of five years from the date of grant of such Option.

(iv)           Limitations on Nonstatutory Stock Options and SARs. Nonstatutory Stock Options and SARs may not be granted to Employees, Directors and Consultants unless the stock underlying such Awards is treated as “service recipient stock” under Section 409A or unless such Awards otherwise comply with the requirements of Section 409A.

(c)            Non-Employee Director Compensation Limit. The aggregate value of all compensation granted or paid, as applicable, to any individual for service as a Non-Employee Director with respect to any calendar year, including Awards granted and cash fees paid by the Company to such Non-Employee Director, will not exceed (i) $750,000 in total value or (ii) in the event such Non-Employee Director is first appointed or elected to the Board during such calendar year, $1,500,000 in total value, in each case, calculating the value of any equity awards based on the grant date fair value of such equity awards for financial reporting purposes. Notwithstanding the prior sentence, a Non-Employee Director who is a non-executive chairperson may receive awards and cash compensation with a maximum aggregate value of $1,500,000 during each calendar year of service.

4.            Options and Stock Appreciation Rights.

Each Option and SAR will have such terms and conditions as determined by the Board. Each Option will be designated in writing as an Incentive Stock Option or Nonstatutory Stock Option at the time of grant; provided, however, that if an Option is not so designated or if an Option designated as an Incentive Stock Option fails to qualify as an Incentive Stock Option, then such Option will be a Nonstatutory Stock Option, and the shares purchased upon exercise of each type of Option will be separately accounted for. Each SAR will be denominated in shares of Common Stock equivalents. The terms and conditions of separate Options and SARs need not be identical; provided, however, that each Option Agreement and SAR Agreement will conform (through incorporation of provisions hereof by reference in the Award Agreement or otherwise) to the substance of each of the following provisions:

(a)            Term. Subject to Section 3(b) regarding Ten Percent Stockholders, no Option or SAR will be exercisable after the expiration of ten years from the date of grant of such Award or such shorter period specified in the Award Agreement.

(b)            Exercise or Strike Price. Subject to Section 3(b) regarding Ten Percent Stockholders, the exercise or strike price of each Option or SAR will not be less than 100% of the Fair Market Value on the date of grant of such Award. Notwithstanding the foregoing, an Option or SAR may be granted with an exercise or strike price lower than 100% of the Fair Market Value on the date of grant of such Award if such Award is granted pursuant to an assumption of or substitution for another option or stock appreciation right pursuant to a Corporate Transaction and in a manner consistent with the provisions of Sections 409A and, if applicable, 424(a) of the Code.

(c)            Exercise Procedure and Payment of Exercise Price for Options. In order to exercise an Option, the Participant must provide notice of exercise to the Plan Administrator in accordance with the procedures specified in the Option Agreement or otherwise provided by the Company. The Board has the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to utilize a particular method of payment. The exercise price of an Option may be paid, to the extent permitted by Applicable Law and as determined by the Board, by one or more of the following methods of payment to the extent set forth in the Option Agreement:

(i)            by cash or check, bank draft or money order payable to the Company;

(ii)           by cash equivalents (including by check or Automated Clearing House (“ACH”) transfer);

(ii)           pursuant to a “cashless exercise” program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the Common Stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the exercise price to the Company from the sales proceeds;

(iii)          by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock that are already owned by the Participant free and clear of any liens, claims, encumbrances or security interests, with a Fair Market Value on the date of exercise that does not exceed the exercise price, provided that (1) at the time of exercise the Common Stock is publicly traded, (2) any remaining balance of the exercise price not satisfied by such delivery is paid by the Participant in cash or other permitted form of payment, (3) such delivery would not violate any Applicable Law or agreement restricting the redemption of the Common Stock, (4) any certificated shares are endorsed or accompanied by an executed assignment separate from certificate, and (5) such shares have been held by the Participant for any minimum period necessary to avoid adverse accounting treatment as a result of such delivery;

(iv)           if the Option is a Nonstatutory Stock Option, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value on the date of exercise that does not exceed the exercise price, provided that (1) such shares used to pay the exercise price will not be exercisable thereafter and (2) any remaining balance of the exercise price not satisfied by such net exercise is paid by the Participant in cash or other permitted form of payment; or

(v)            in any other form of consideration that may be acceptable to the Board and permissible under Applicable Law.

For avoidance of uncertainty, ACH transfers that have been received by the Company into its bank account designated for receipt of such transfers under Section 4(c)(ii) shall be deemed to have been received for all purposes under this Plan as of the date on which such transfers were initiated from the transferor’s account and made irrevocable by the transferor.

(d)            Exercise Procedure and Payment of Appreciation Distribution for SARs. In order to exercise any SAR, the Participant must provide notice of exercise to the Plan Administrator in accordance with the SAR Agreement. The appreciation distribution payable to a Participant upon the exercise of a SAR will not be greater than an amount equal to the excess of (i) the aggregate Fair Market Value on the date of exercise of a number of shares of Common Stock equal to the number of Common Stock equivalents that are vested and being exercised under such SAR, over (ii) the strike price of such SAR. Such appreciation distribution may be paid to the Participant in the form of Common Stock or cash (or any combination of Common Stock and cash) or in any other form of payment, as determined by the Board and specified in the SAR Agreement.

(e)            Transferability. Options and SARs may not be transferred to third party financial institutions for value. The Board may impose such additional limitations on the transferability of an Option or SAR as it determines. In the absence of any such determination by the Board, the following restrictions on the transferability of Options and SARs will apply, provided that except as explicitly provided herein, neither an Option nor a SAR may be transferred for consideration and provided, further, that if an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer:

(i)            Restrictions on Transfer. An Option or SAR will not be transferable, except by will or by the laws of descent and distribution, and will be exercisable during the lifetime of the Participant only by the Participant; provided, however, that the Board may permit transfer of an Option or SAR in a manner that is not prohibited by applicable tax and securities laws upon the Participant’s request, including to a trust if the Participant is considered to be the sole beneficial owner of such trust (as determined under Section 671 of the Code and applicable state law) while such Option or SAR is held in such trust, provided that the Participant and the trustee enter into a transfer and other agreements required by the Company.

(ii)           Domestic Relations Orders. Notwithstanding the foregoing, subject to the execution of transfer documentation in a format acceptable to the Company and subject to the approval of the Board or a duly authorized Officer, an Option or SAR may be transferred pursuant to a domestic relations order.

(f)            Vesting. The Board may impose such restrictions on or conditions to the vesting and/or exercisability of an Option or SAR as determined by the Board. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, vesting of Options and SARs will cease upon termination of the Participant’s Continuous Service.

(g)            Termination of Continuous Service for Cause. Except as explicitly otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if Participant’s Continuous Service is terminated for Cause, the Participant’s Options and SARs will terminate and be forfeited immediately upon such termination of Continuous Service, and the Participant will be prohibited from exercising any portion (including any vested portion) of such Awards on and after the date of such termination of Continuous Service and the Participant will have no further right, title or interest in such forfeited Award, the shares of Common Stock subject to the forfeited Award, or any consideration in respect of the forfeited Award.

(h)            Post-Termination Exercise Period Following Termination of Continuous Service for Reasons Other than Cause. Subject to Section 4(i), if a Participant’s Continuous Service terminates for any reason other than for Cause, the Participant may exercise his or her Option or SAR to the extent vested, but only within the following period of time or, if applicable, such other period of time provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate; provided, however, that in no event may such Award be exercised after the expiration of its maximum term (as set forth in Section 4(a)):

(i)            three months following the date of such termination if such termination is a termination without Cause (other than any termination due to the Participant’s Disability or death);

(ii)          12 months following the date of such termination if such termination is due to the Participant’s Disability;

(iii)         18 months following the date of such termination if such termination is due to the Participant’s death; or

(iv)          18 months following the date of the Participant’s death if such death occurs following the date of such termination but during the period such Award is otherwise exercisable (as provided in (i) or (ii) above).

Following the date of such termination, to the extent the Participant does not exercise such Award within the applicable Post-Termination Exercise Period (or, if earlier, prior to the expiration of the maximum term of such Award), such unexercised portion of the Award will terminate, and the Participant will have no further right, title or interest in terminated Award, the shares of Common Stock subject to the terminated Award, or any consideration in respect of the terminated Award.

(i)            Restrictions on Exercise; Extension of Exercisability. A Participant may not exercise an Option or SAR at any time that the issuance of shares of Common Stock upon such exercise would violate Applicable Law. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service terminates for any reason other than for Cause and, at any time during the last thirty days of the applicable Post-Termination Exercise Period: (i) the exercise of the Participant’s Option or SAR would be prohibited solely because the issuance of shares of Common Stock upon such exercise would violate Applicable Law, or (ii) the immediate sale of any shares of Common Stock issued upon such exercise would violate the Company’s Trading Policy, then the applicable Post-Termination Exercise Period will be extended to the last day of the calendar month that commences following the date the Award would otherwise expire, with an additional extension of the exercise period to the last day of the next calendar month to apply if any of the foregoing restrictions apply at any time during such extended exercise period, generally without limitation as to the maximum permitted number of extensions); provided, however, that in no event may such Award be exercised after the expiration of its maximum term (as set forth in Section 4(a)).

(j)            Non-Exempt Employees. No Option or SAR, whether or not vested, granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, will be first exercisable for any shares of Common Stock until at least six months following the date of grant of such Award. Notwithstanding the foregoing, in accordance with the provisions of the Worker Economic Opportunity Act, any vested portion of such Award may be exercised earlier than six months following the date of grant of such Award in the event of (i) such Participant’s death or Disability, (ii) a Corporate Transaction in which such Award is not assumed, continued or substituted, (iii) a Change in Control, or (iv) such Participant’s retirement (as such term may be defined in the Award Agreement or another applicable agreement or, in the absence of any such definition, in accordance with the Company’s then current employment policies and guidelines). This Section 4(j) is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option or SAR will be exempt from his or her regular rate of pay.

(k)            Whole Shares. Options and SARs may be exercised only with respect to whole shares of Common Stock or their equivalents.

5.            Awards Other Than Options and Stock Appreciation Rights.

(a)            Restricted Stock Awards and RSU Awards. Each Restricted Stock Award and RSU Award will have such terms and conditions as determined by the Board; provided, however, that each Restricted Stock Award Agreement and RSU Award Agreement will conform (through incorporation of the provisions hereof by reference in the Award Agreement or otherwise) to the substance of each of the following provisions:

(i)            Form of Award.

(1)            Restricted Stock Awards: To the extent consistent with the Company’s Bylaws, at the Board’s election, shares of Common Stock subject to a Restricted Stock Award may be (i) held in book entry form subject to the Company’s instructions until such shares become vested or any other restrictions lapse, or (ii) evidenced by a certificate, which certificate will be held in such form and manner as determined by the Board. Unless otherwise determined by the Board, a Participant will have voting and other rights as a stockholder of the Company with respect to any shares subject to a Restricted Stock Award.

(2)            RSU Awards: A RSU Award represents a Participant’s right to be issued on a future date the number of shares of Common Stock that is equal to the number of restricted stock units subject to the RSU Award. As a holder of a RSU Award, a Participant is an unsecured creditor of the Company with respect to the Company’s unfunded obligation, if any, to issue shares of Common Stock in settlement of such Award and nothing contained in the Plan or any RSU Agreement, and no action taken pursuant to its provisions, will create or be construed to create a trust of any kind or a fiduciary relationship between a Participant and the Company or an Affiliate or any other person. A Participant will not have voting or any other rights as a stockholder of the Company with respect to any RSU Award (unless and until shares are actually issued in settlement of a vested RSU Award).

(ii)            Consideration.

(1)            Restricted Stock Awards: A Restricted Stock Award may be granted in consideration for (A) cash or check, bank draft or money order payable to the Company, (B) services to the Company or an Affiliate, or (C) any other form of consideration as the Board may determine and permissible under Applicable Law.

(2)            RSU Awards: Unless otherwise determined by the Board at the time of grant, a RSU Award will be granted in consideration for the Participant’s services to the Company or an Affiliate, such that the Participant will not be required to make any payment to the Company (other than such services) with respect to the grant or vesting of the RSU Award, or the issuance of any shares of Common Stock pursuant to the RSU Award. If, at the time of grant, the Board determines that any consideration must be paid by the Participant (in a form other than the Participant’s services to the Company or an Affiliate) upon the issuance of any shares of Common Stock in settlement of the RSU Award, such consideration may be paid in any form of consideration as the Board may determine and permissible under Applicable Law.

(iii)          Vesting. The Board may impose such restrictions on or conditions to the vesting of a Restricted Stock Award or RSU Award as determined by the Board. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, vesting of Restricted Stock Awards and RSU Awards will cease upon termination of the Participant’s Continuous Service.

(iv)           Termination of Continuous Service. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service terminates for any reason, (i) the Company may receive through a forfeiture condition or a repurchase right any or all of the shares of Common Stock held by the Participant under his or her Restricted Stock Award that have not vested as of the date of such termination as set forth in the Restricted Stock Award Agreement and the Participant will have no further right, title or interest in the Restricted Stock Award, the shares of Common Stock subject to the Restricted Stock Award, or any consideration in respect of the Restricted Stock Award and (ii) any portion of his or her RSU Award that has not vested will be forfeited upon such termination and the Participant will have no further right, title or interest in the RSU Award, the shares of Common Stock issuable pursuant to the RSU Award, or any consideration in respect of the RSU Award.

(v)            Dividends and Dividend Equivalents. Dividends or dividend equivalents may be paid or credited, as applicable, with respect to any shares of Common Stock subject to a Restricted Stock Award, RSU Award, SARs, Performance Awards, Stock Bonus Awards, or Other Awards, as determined by the Board and specified in the Award Agreement. No Participant will have any of the rights of a stockholder with respect to any shares of Common Stock by nature of being granted any dividend equivalent. Any dividend equivalent will be subject to the same vesting or performance conditions as the underlying Award. In addition, the Committee may provide that any dividend equivalents permitted by an applicable Award Agreement will be deemed to have been reinvested in additional shares of Common Stock or otherwise reinvested. After shares of Common Stock are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such shares of Common Stock, including the right to vote and receive all dividends or other distributions made or paid with respect to such shares of Common Stock; provided, that if such shares are restricted stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the restricted stock; provided, further, that the Participant will have no right to such stock dividends or stock distributions with respect to any unvested shares of Common Stock, and any such dividends or stock distributions will be accrued and paid only at such time, if any, as such unvested shares of Common Stock become vested. The Committee, in its discretion, may provide in the Award Agreement evidencing any Award that the Participant will be entitled to dividend equivalents with respect to the payment of cash dividends on shares of Common Stock underlying an Award during the period beginning on the date the Award is granted and ending, with respect to each share subject to the Award, on the earlier of the date on which the Award is exercised or settled or the date on which it is forfeited provided, that no dividend equivalent will be paid with respect to the unvested shares of Common Stock, and such dividends or stock distributions will be accrued and paid only at such time, if any, as such unvested shares of Common Stock become vested. Such dividend equivalent rights, if any, will be credited to the Participant in the form of additional whole Shares as of the date of payment of such cash dividends on Shares.

(vi)          Settlement of RSU Awards. A RSU Award may be settled by the issuance of shares of Common Stock or cash (or any combination thereof) or in any other form of payment, as determined by the Board and specified in the RSU Award Agreement. At the time of grant, the Board may determine to impose such restrictions or conditions that delay such delivery to a date following the vesting of the RSU Award.

(b)            Performance Awards. With respect to any Performance Award or any Performance Stock Units, the length of any Performance Period, the Performance Goals to be achieved during the Performance Period, the other terms and conditions of such Award, and the measure of whether and to what degree such Performance Goals have been attained will be determined by the Board.

(c)            Stock Bonus Awards. The Committee will determine the number of shares of Common Stock to be awarded to the Participant under a Stock Bonus Award and any restrictions thereon. These restrictions may be based upon completion of a specified period of service with the Company or upon satisfaction of performance goals as set out in advance in the Participant’s Stock Bonus Agreement. Prior to the grant of any Stock Bonus Award the Committee will: (a) determine the nature, length, and starting date of any performance period for the Stock Bonus Award; (b) designate any performance factors applicable to the Stock Bonus Award; and (c) determine the number of shares of Common Stock that may be awarded to the Participant. Performance periods may overlap and a Participant may participate simultaneously with respect to Stock Bonus Awards that are subject to different performance periods and different performance goals and other criteria. Payment on account of a Stock Bonus Award may be made in the form of cash, whole Shares, or a combination thereof, based on the Fair Market Value of the shares of Common Stock earned under such Stock Bonus Award on the date of payment, as determined in the sole discretion of the Committee. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such date Participant’s service to the Company terminates (unless determined otherwise by the Committee).

(d)            Cash Awards. A Cash Award (“Cash Award”) is an award that is denominated in, or payable to an eligible Participant solely in, cash, as deemed by the Committee to be consistent with the purposes of the Plan. Cash Awards shall be subject to the terms, conditions, restrictions and limitations determined by the Committee, in its sole discretion, from time to time. For the avoidance of doubt, the grant of a bonus outside of this Plan shall not constitute the grant of a Cash Award for purposes of this Plan.

(e)            Other Awards. Other Awards may be granted either alone or in addition to Awards provided for under Section 4 and the preceding provisions of this Section 5. Subject to the provisions of the Plan, the Board will have sole and complete discretion to determine the persons to whom and the time or times at which such Other Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Awards and all other terms and conditions of such Other Awards.

6.            Adjustments upon Changes in Common Stock; Other Corporate Events.

(a)            Capitalization Adjustments. In the event of a Capitalization Adjustment, the Board shall appropriately and proportionately adjust: (i) the class(es) and maximum number of shares of Common Stock subject to the Plan, (ii) the class(es) and maximum number of shares that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 2(b), and (iii) the class(es) and number of securities and exercise price, strike price or purchase price of Common Stock subject to outstanding Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. Notwithstanding the foregoing, no fractional shares or rights for fractional shares of Common Stock shall be created in order to implement any Capitalization Adjustment. The Board shall determine an appropriate equivalent benefit, if any, for any fractional shares or rights to fractional shares that might be created by the adjustments referred to in the preceding provisions of this Section.

(b)            Dissolution or Liquidation. Except as otherwise provided in the Award Agreement, in the event of a dissolution or liquidation of the Company, all outstanding Awards (other than Awards consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company’s right of repurchase) will terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to the Company’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Award is providing Continuous Service; provided, however, that the Board may determine to cause some or all Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.

(c)            Corporate Transaction. The following provisions will apply to Awards in the event of a Corporate Transaction unless otherwise provided in the instrument evidencing the Award or any other written agreement between the Company or any Affiliate and the Participant or unless otherwise expressly provided by the Board at the time of grant of an Award. The Board need not treat all outstanding Awards held by a Participant or all Awards of the same type in an identical manner.

(i)            Awards May Be Assumed. In the event of a Corporate Transaction, any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue any or all Awards outstanding under the Plan or may substitute similar awards for Awards outstanding under the Plan (including but not limited to, awards to acquire the same consideration paid to the stockholders of the Company pursuant to the Corporate Transaction), and any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to Awards may be assigned by the Company to the successor of the Company (or the successor’s parent company, if any), in connection with such Corporate Transaction. A surviving corporation or acquiring corporation (or its parent) may choose to assume or continue only a portion of an Award or substitute a similar award for only a portion of an Award or may choose to assume or continue the Awards held by some, but not all Participants. The terms of any assumption, continuation or substitution will be set by the Board.

(ii)           Awards Held by Participants. In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Awards or substitute similar awards for such outstanding Awards, then with respect to Awards that have not been assumed, continued or substituted and that are held by Participants whose Continuous Service has or has not terminated prior to the effective time of the Corporate Transaction, the vesting of some or all Awards (and, with respect to Options and Stock Appreciation Rights, the time when such Awards may be exercised) may be accelerated in part or in full to a date prior to the effective time of such Corporate Transaction (contingent upon the effectiveness of the Corporate Transaction) as the Board determines (or, if the Board does not determine such a date, to the date that is five days prior to the effective time of the Corporate Transaction), and such Awards will terminate if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction, and any reacquisition or repurchase rights held by the Company with respect to such Awards will lapse (contingent upon the effectiveness of the Corporate Transaction). With respect to the vesting of Performance Awards that will accelerate upon the occurrence of a Corporate Transaction pursuant to this subsection (ii) and that have multiple vesting levels depending on the level of performance, unless otherwise provided in the Award Agreement, the vesting of such Performance Awards will accelerate at 100% of the target level upon the occurrence of the Corporate Transaction in which the Awards are not assumed in accordance with Section 6(c)(i). With respect to the vesting of Awards that will accelerate upon the occurrence of a Corporate Transaction pursuant to this subsection (ii) and are settled in the form of a cash payment, such cash payment will be made no later than 30 days following the occurrence of the Corporate Transaction or such later date as required to comply with Section 409A of the Code. In lieu of accelerating the outstanding Awards held by Participants whose Continuous Service has or has not terminated prior to the effective time of the Corporate Transaction, the Board may provide that such Awards that have not been assumed, continued or substituted be canceled without consideration.

(iii)          Awards Held by Non-Employee Directors. In the event of a Corporate Transaction, then with respect to Awards that are held by Non-Employee Directors, such Awards will accelerate in full and such Awards will become exercisable (as applicable) in full prior to the consummation of such event at such times and on such conditions as the Committee determines.

(iv)           Payment for Awards in Lieu of Exercise. Notwithstanding the foregoing, in the event an Award will terminate if not exercised prior to the effective time of a Corporate Transaction, the Board may provide, in its sole discretion, that the holder of such Award may not exercise such Award but will receive a payment, in such form as may be determined by the Board, equal in value, at the effective time, to the excess, if any, of (1) the value of the property the Participant would have received upon the exercise of the Award (including, at the discretion of the Board, any unvested portion of such Award), over (2) any exercise price payable by such holder in connection with such exercise.

(d)            Appointment of Stockholder Representative. As a condition to the receipt of an Award under this Plan, a Participant will be deemed to have agreed that the Award will be subject to the terms of any agreement governing a Corporate Transaction involving the Company, including, without limitation, a provision for the appointment of a stockholder representative that is authorized to act on the Participant’s behalf with respect to any escrow, indemnities and any contingent consideration.

(e)            No Restriction on Right to Undertake Transactions. The grant of any Award under the Plan and the issuance of shares pursuant to any Award does not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, rights or options to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

7.          Administration.

(a)            Administration by Board. The Board will administer the Plan unless and until the Board delegates administration of the Plan to a Committee or Committees, as provided in subsection (c) below.

(b)            Powers of Board. The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i)            To determine from time to time: (1) which of the persons eligible under the Plan will be granted Awards; (2) when and how each Award will be granted; (3) what type or combination of types of Award will be granted; (4) the provisions of each Award granted (which need not be identical), including the time or times when a person will be permitted to receive an issuance of Common Stock or other payment pursuant to an Award; (5) the number of shares of Common Stock or cash equivalent with respect to which an Award will be granted to each such person; (6) the Fair Market Value applicable to an Award; and (7) the terms of any Performance Award that is not valued in whole or in part by reference to, or otherwise based on, the Common Stock, including the amount of cash payment or other property that may be earned and the timing of payment.

(ii)           To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Award Agreement, in a manner and to the extent it deems necessary or expedient to make the Plan or Award fully effective.

(iii)          To settle all controversies regarding the Plan and Awards granted under it.

(iv)           To accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest, notwithstanding the provisions in the Award Agreement stating the time at which it may first be exercised or the time during which it will vest.

(v)            To prohibit the exercise of any Option, SAR or other exercisable Award during a period of up to 30 days prior to the consummation of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of Common Stock or the share price of the Common Stock including any Corporate Transaction, for reasons of administrative convenience.

(vi)           To suspend or terminate the Plan at any time. Suspension or termination of the Plan will not Materially Impair rights and obligations under any Award granted while the Plan is in effect except with the written consent of the affected Participant.

(vii)         To amend the Plan in any respect the Board deems necessary or advisable; provided, however, that stockholder approval will be required for any amendment to the extent required by Applicable Law. Except as provided above, rights under any Award granted before amendment of the Plan will not be Materially Impaired by any amendment of the Plan unless (1) the Company requests the consent of the affected Participant, and (2) such Participant consents in writing.

(viii)        To submit any amendment to the Plan for stockholder approval.

(ix)          To approve forms of Award Agreements for use under the Plan and to amend the terms of any one or more Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided however, that, a Participant’s rights under any Award will not be Materially Impaired by any such amendment unless (1) the Company requests the consent of the affected Participant, and (2) such Participant consents in writing.

(x)           Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Awards.

(xi)          To adopt such procedures and sub-plans as are necessary or appropriate to permit and facilitate participation in the Plan by, or take advantage of specific tax treatment for Awards granted to, Employees, Directors or Consultants who are foreign nationals or employed outside the United States (provided that Board approval will not be necessary for immaterial modifications to the Plan or any Award Agreement to ensure or facilitate compliance with the laws of the relevant foreign jurisdiction).

(xii)         To effect, without any requirement to seek stockholder consent, at any time and from time to time, subject to the consent of any Participant whose Award is Materially Impaired by such action, (1) the reduction of the exercise price (or strike price) of any outstanding Option or SAR; (2) the cancellation of any outstanding Option or SAR and the grant in substitution therefor of (A) a new Option, SAR, Restricted Stock Award, RSU Award or Other Award, under the Plan or another equity plan of the Company, covering the same or a different number of shares of Common Stock, (B) cash and/or (C) other valuable consideration (as determined by the Board); or (3) any other action that is treated as a repricing under generally accepted accounting principles.

(b)       Indemnity. The Company will indemnify and hold harmless each director, officer, other employee, or agent of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been or will be delegated, against any cost or expense (including attorneys’ fees) or liability (including any sum paid in settlement of a claim with the Board’s approval) arising out of any act or omission to act concerning the Plan unless arising out of such person’s own fraud or bad faith.

(c)            Delegation to Committee.

(i)            General. The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to another Committee or a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board will thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. Each Committee may retain the authority to concurrently administer the Plan with Committee or subcommittee to which it has delegated its authority hereunder and may, at any time, revest in such Committee some or all of the powers previously delegated. The Board may retain the authority to concurrently administer the Plan with any Committee and may, at any time, revest in the Board some or all of the powers previously delegated.

(ii)           Rule 16b-3 Compliance. To the extent an Award is intended to qualify for the exemption from Section 16(b) of the Exchange Act that is available under Rule 16b-3 of the Exchange Act, the Award will be granted by the Board or a Committee that consists solely of two or more Non-Employee Directors, as determined under Rule 16b-3(b)(3) of the Exchange Act and thereafter any action establishing or modifying the terms of the Award will be approved by the Board or a Committee meeting such requirements to the extent necessary for such exemption to remain available.

(d)            Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board or any Committee in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.

(e)            Delegation to an Officer. The Board or any Committee may delegate to one or more Officers the authority to do one or both of the following (i) designate Employees who are not Officers to be recipients of Options and SARs (and, to the extent permitted by Applicable Law, other types of Awards) and, to the extent permitted by Applicable Law, the terms thereof, and (ii) determine the number of shares of Common Stock to be subject to such Awards granted to such Employees; provided, however, that the resolutions or charter adopted by the Board or any Committee evidencing such delegation will specify the total number of shares of Common Stock that may be subject to the Awards granted by such Officer and that such Officer may not grant an Award to himself or herself. Any such Awards will be granted on the applicable form of Award Agreement most recently approved for use by the Board or the Committee, unless otherwise provided in the resolutions approving the delegation authority. Notwithstanding anything to the contrary herein, neither the Board nor any Committee may delegate to an Officer who is acting solely in the capacity of an Officer (and not also as a Director) the authority to determine the Fair Market Value.

8.           Tax Withholding.

(a)            Withholding Authorization. As a condition to acceptance of any Award under the Plan, a Participant authorizes withholding from payroll and any other amounts payable to such Participant, and otherwise agree to make adequate provision for (including), any sums required to satisfy any U.S. federal, state, local and/or foreign tax or social insurance contribution withholding obligations of the Company or an Affiliate, if any, which arise in connection with the exercise, vesting or settlement of such Award, as applicable. Accordingly, a Participant may not be able to exercise an Award even though the Award is vested, and the Company shall have no obligation to issue shares of Common Stock subject to an Award, unless and until such obligations are satisfied.

(b)            Satisfaction of Withholding Obligation. To the extent permitted by the terms of an Award Agreement, the Company may, in its sole discretion, satisfy any U.S. federal, state, local and/or foreign tax or social insurance withholding obligation relating to an Award by any of the following means or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Award; (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; (v) by allowing a Participant to effectuate a “cashless exercise” pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board, or (vi) by such other method as may be set forth in the Award Agreement.

(c)            No Obligation to Notify or Minimize Taxes; No Liability to Claims. Except as required by Applicable Law the Company has no duty or obligation to any Participant to advise such holder as to the time or manner of exercising such Award. Furthermore, the Company has no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Award to the holder of such Award and will not be liable to any holder of an Award for any adverse tax consequences to such holder in connection with an Award. The Company may withhold taxes using up to the maximum applicable tax rate for each Participant under the Plan. As a condition to accepting an Award under the Plan, each Participant (i) agrees to not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates related to tax liabilities arising from such Award or other Company compensation and (ii) acknowledges that such Participant was advised to consult with his or her own personal tax, financial and other legal advisors regarding the tax consequences of the Award and has either done so or knowingly and voluntarily declined to do so. Additionally, each Participant acknowledges any Option or SAR granted under the Plan is exempt from Section 409A only if the exercise or strike price is at least equal to the “fair market value” of the Common Stock on the date of grant as determined by the Internal Revenue Service and there is no other impermissible deferral of compensation associated with the Award. Additionally, as a condition to accepting an Option or SAR granted under the Plan, each Participant agrees not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates in the event that the Internal Revenue Service asserts that such exercise price or strike price is less than the “fair market value” of the Common Stock on the date of grant as subsequently determined by the Internal Revenue Service.

(d)            Withholding Indemnification. As a condition to accepting an Award under the Plan, in the event that the amount of the Company’s and/or its Affiliate’s withholding obligation in connection with such Award was greater than the amount actually withheld by the Company and/or its Affiliates, each Participant agrees to indemnify and hold the Company and/or its Affiliates harmless from any failure by the Company and/or its Affiliates to withhold the proper amount.

9.            Miscellaneous.

(a)            Source of Shares. The stock issuable under the Plan will be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market or otherwise.

(b)            Use of Proceeds from Sales of Common Stock. Proceeds from the sale of shares of Common Stock pursuant to Awards will constitute general funds of the Company.

(c)            Corporate Action Constituting Grant of Awards. Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action approving the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement or related grant documents as a result of a clerical error in the Award Agreement or related grant documents, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement or related grant documents.

(d)            Stockholder Rights. No Participant will be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Award unless and until (i) such Participant has satisfied all requirements for exercise of the Award pursuant to its terms, if applicable, and (ii) the issuance of the Common Stock subject to such Award is reflected in the records of the Company.

(e)            No Employment or Other Service Rights. Nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award granted pursuant thereto will confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or affect the right of the Company or an Affiliate to terminate at will and without regard to any future vesting opportunity that a Participant may have with respect to any Award (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state or foreign jurisdiction in which the Company or the Affiliate is incorporated, as the case may be. Further, nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award will constitute any promise or commitment by the Company or an Affiliate regarding the fact or nature of future positions, future work assignments, future compensation or any other term or condition of employment or service or confer any right or benefit under the Award or the Plan unless such right or benefit has specifically accrued under the terms of the Award Agreement and/or Plan.

(f)            Change in Time Commitment. In the event a Participant’s regular level of time commitment in the performance of his or her services for the Company and any Affiliates is reduced (for example, and without limitation, if the Participant is an Employee of the Company and the Employee has a change in status from a full-time Employee to a part-time Employee or takes an extended leave of absence) after the date of grant of any Award to the Participant, the Board may determine, to the extent permitted by Applicable Law, to extend the vesting or payment schedule applicable to such Award. In the event of any such extension, the Participant will have no right with respect to any portion of the Award that is so extended.

(g)            Execution of Additional Documents. As a condition to accepting an Award under the Plan, the Participant agrees to execute any additional documents or instruments necessary or desirable, as determined in the Plan Administrator’s sole discretion, to carry out the purposes or intent of the Award or facilitate compliance with securities and/or other regulatory requirements, in each case at the Plan Administrator’s request.

(h)            Electronic Delivery and Participation. Any reference herein or in an Award Agreement to a “written” agreement or document will include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which the Participant has access). By accepting any Award the Participant consents to receive documents by electronic delivery and to participate in the Plan through any on-line electronic system established and maintained by the Plan Administrator or another third party selected by the Plan Administrator. The form of delivery of any Common Stock (e.g., a stock certificate or electronic entry evidencing such shares) shall be determined by the Company.

(i)             Clawback/Recovery. All Awards granted under the Plan will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other Applicable Law and any clawback policy that the Company otherwise adopts, to the extent applicable and permissible under Applicable Law. In addition, the Board may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Board determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property upon the occurrence of Cause. No recovery of compensation under such a clawback policy will be an event giving rise to a Participant’s right to voluntary terminate employment upon a “resignation for good reason,” or for a “constructive termination” or any similar term under any plan of or agreement with the Company.

(j)            Securities Law Compliance. A Participant will not be issued any shares in respect of an Award unless either (i) the shares are registered under the Securities Act; or (ii) the Company has determined that such issuance would be exempt from the registration requirements of the Securities Act. Each Award also must comply with other Applicable Law governing the Award, and a Participant will not receive such shares if the Company determines that such receipt would not be in material compliance with Applicable Law.

(k)            Transfer or Assignment of Awards; Issued Shares. Except as expressly provided in the Plan or the form of Award Agreement, Awards granted under the Plan may not be transferred or assigned by the Participant. After the vested shares subject to an Award have been issued, or in the case of Restricted Stock and similar awards, after the issued shares have vested, the holder of such shares is free to assign, hypothecate, donate, encumber or otherwise dispose of any interest in such shares provided that any such actions are in compliance with the provisions herein, the terms of the Trading Policy and Applicable Law.

(l)             Effect on Other Employee Benefit Plans. The value of any Award granted under the Plan, as determined upon grant, vesting or settlement, shall not be included as compensation, earnings, salaries, or other similar terms used when calculating any Participant’s benefits under any employee benefit plan sponsored by the Company or any Affiliate, except as such plan otherwise expressly provides. The Company expressly reserves its rights to amend, modify, or terminate any of the Company’s or any Affiliate’s employee benefit plans.

(m)           Deferrals. To the extent permitted by Applicable Law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may also establish programs and procedures for deferral elections to be made by Participants. Deferrals will be made in accordance with the requirements of Section 409A.

(n)            Section 409A. Unless otherwise expressly provided for in an Award Agreement, the Plan and Award Agreements will be interpreted to the greatest extent possible in a manner that makes the Plan and the Awards granted hereunder exempt from Section 409A, and, to the extent not so exempt, in compliance with the requirements of Section 409A. If the Board determines that any Award granted hereunder is not exempt from and is therefore subject to Section 409A, the Award Agreement evidencing such Award will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code, and to the extent an Award Agreement is silent on terms necessary for compliance, such terms are hereby incorporated by reference into the Award Agreement. Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), if the shares of Common Stock are publicly traded, and if a Participant holding an Award that constitutes “deferred compensation” under Section 409A is a “specified employee” for purposes of Section 409A, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A without regard to alternative definitions thereunder) will be issued or paid before the date that is six months and one day following the date of such Participant’s “separation from service” or, if earlier, the date of the Participant’s death, unless such distribution or payment can be made in a manner that complies with Section 409A, and any amounts so deferred will be paid in a lump sum on the day after such six month period elapses, with the balance paid thereafter on the original schedule.

(o)            Choice of Law. This Plan and any controversy arising out of or relating to this Plan shall be governed by, and construed in accordance with, the internal laws of the State of Delaware, without regard to conflict of law principles that would result in any application of any law other than the law of the State of Delaware.

10.            Covenants of the Company.

(a)            Compliance with Law. The Company will seek to obtain from each regulatory commission or agency, as may be deemed to be necessary, having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon exercise or vesting of the Awards; provided, however, that this undertaking will not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts and at a reasonable cost, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary or advisable for the lawful issuance and sale of Common Stock under the Plan, the Company will be relieved from any liability for failure to issue and sell Common Stock upon exercise or vesting of such Awards unless and until such authority is obtained. A Participant is not eligible for the grant of an Award or the subsequent issuance of Common Stock pursuant to the Award if such grant or issuance would be in violation of any Applicable Law.

11.          Severability.

If all or any part of the Plan or any Award Agreement is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any portion of the Plan or such Award Agreement not declared to be unlawful or invalid. Any Section of the Plan or any Award Agreement (or part of such a Section) so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

12.          Termination of the Plan.

The Board may suspend or terminate the Plan at any time. No Incentive Stock Options may be granted after the tenth anniversary of the earlier of: (i) the Adoption Date, or (ii) the date the Plan is approved by the Company’s stockholders. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

13.         Definitions.

As used in the Plan, the following definitions apply to the capitalized terms indicated below:

(a)         “Acquiring Entity” means the surviving or acquiring corporation (or its parent company) in connection with a Corporate Transaction.

(b)            “Adoption Date” means the date the Plan is first approved by the Board or Compensation Committee.

(c)            “Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 promulgated under the Securities Act. The Board may determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.

(d)       “Applicable Law” means any applicable securities, federal, state, foreign, material local or municipal or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, listing rule, regulation, judicial decision, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Body (including under the authority of any applicable self-regulating organization such as the Nasdaq Stock Market, New York Stock Exchange, or the Financial Industry Regulatory Authority).

(e)           “Award” means any right to receive Common Stock, cash or other property granted under the Plan (including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Stock Award, a RSU Award, a SAR, a Performance Award, a Stock Bonus Award, Performance Stock Units, a Cash Award, or any Other Award).

(f)          “Award Agreement” means a written or electronic agreement between the Company and a Participant evidencing the terms and conditions of an Award. The Award Agreement generally consists of the Grant Notice and the agreement containing the written summary of the general terms and conditions applicable to the Award and which is provided, including through electronic means, to a Participant along with the Grant Notice.

(g)            “Board” means the Board of Directors of the Company (or its designee). Any decision or determination made by the Board shall be a decision or determination that is made in the sole discretion of the Board (or its designee), and such decision or determination shall be final and binding on all Participants

(h)         “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Award after the date the Plan is adopted by the Board without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, reverse stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.

(i)          “Cause” has the meaning ascribed to such term in any written agreement between a Participant and the Company defining such term and, in the absence of such agreement, such term means, with respect to a Participant, the occurrence of any of the following events: (i) the Participant’s dishonest statements or acts with respect to the Company or any Affiliate of the Company, or any current or prospective customers, suppliers, vendors or other third parties with which such entity does business; (ii) the Participant’s commission of (A) a felony or (B) any misdemeanor involving moral turpitude, deceit, dishonesty or fraud; (iii) the Participant’s failure to perform the Participant’s assigned duties and responsibilities to the reasonable satisfaction of the Company which failure continues, in the reasonable judgment of the Company, after written notice given to the Participant by the Company; (iv) the Participant’s gross negligence, willful misconduct or insubordination with respect to the Company or any affiliate of the Company; or (v) the Participant’s material violation of any provision of any agreement(s) between the Participant and the Company relating to noncompetition, nonsolicitation, nondisclosure and/or assignment of inventions. The determination that a termination of the Participant’s Continuous Service is either for Cause or without Cause will be made by the Board with respect to Participants who are executive officers of the Company and by the Company’s Chief Executive Officer with respect to Participants who are not executive officers of the Company. Any determination by the Company that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Awards held by such Participant will have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose.

(j)          “Change in Control” or “Change of Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i)            any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control shall not be deemed to occur (A) on account of the acquisition of securities of the Company directly from the Company, (B) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company’s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities, or (C) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control shall be deemed to occur;

(ii)           there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than 50% of the combined outstanding voting power of the Acquiring Entity in such merger, consolidation or similar transaction or (B) more than 50% of the combined outstanding voting power of the parent of the Acquiring Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;

(iii)          there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than 50% of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or

(iv)           individuals who, on the date the Plan is adopted by the Board, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board.

Notwithstanding the foregoing or any other provision of this Plan, (A) the term Change in Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company, (B) the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant shall supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply, and (C) respect to any nonqualified deferred compensation that becomes payable on account of the Change in Control, the transaction or event described in clause (i), (ii), (iii), (iv) or (v) also constitutes a Section 409A Change in Control if required in order for the payment not to violate Section 409A of the Code.

(k)           “Code” means the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.

(l)            “Committee” means the Compensation Committee and any other committee of one or more Directors to whom authority has been delegated by the Board or Compensation Committee in accordance with the Plan.

(m)          “Common Stock” means the Class A common stock of the Company.

(n)           “Company” means Archer Aviation Inc., a Delaware corporation.

(o)            “Compensation Committee” means the Compensation Committee of the Board.

(p)          “Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, will not cause a Director to be considered a “Consultant” for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Form S-8 Registration Statement under the Securities Act is available to register either the offer or the sale of the Company’s securities to such person.

(q)           “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Director or Consultant or a change in the Entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, will not terminate a Participant’s Continuous Service; provided, however, that if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board, such Participant’s Continuous Service will be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or to a Director will not constitute an interruption of Continuous Service. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Board or chief executive officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence will be treated as Continuous Service for purposes of vesting in an Award only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law. In addition, to the extent required for exemption from or compliance with Section 409A, the determination of whether there has been a termination of Continuous Service will be made, and such term will be construed, in a manner that is consistent with the definition of “separation from service” as defined under Treasury Regulation Section 1.409A-1(h) (without regard to any alternative definition thereunder).

(r)            “Corporate Transaction” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i)            a sale or other disposition of all or substantially all, as determined by the Board, of the consolidated assets of the Company and its Subsidiaries;

(ii)           a sale or other disposition of at least 50% of the outstanding securities of the Company;

(iii)          a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

(iv)           a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

Notwithstanding the foregoing or any other provision of this Plan, (A) the term Corporate Transaction shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company, (B) the definition of Corporate Transaction (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant shall supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Corporate Transaction or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply, and (C) respect to any nonqualified deferred compensation that becomes payable on account of the Corporate Transaction, the transaction or event described in clause (i), (ii), (iii), (iv) or (v) also constitutes a Section 409A Change in Control if required in order for the payment not to violate Section 409A of the Code.

(s)           “Director” means a member of the Board.

(t)            “determine” or “determined” means as determined by the Board or the Committee (or its designee) in its sole discretion.

(u)          “Disability” means, with respect to a Participant, such Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months, as provided in Section 22(e)(3) of the Code, and will be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.

(v)        “Effective Date” means the effective date of this Plan, which is the date of the closing of the transactions contemplated by the Business Combination Agreement by and among Atlas Crest Investment Acquisition Corp., Artemis Acquisition Sub Inc. and the Company, dated as of February 10, 2021, provided that this Plan is approved by the Company’s stockholders prior to such date.

(w)         “Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.

(x)           “Employer” means the Company or the Affiliate of the Company that employs the Participant.

(y)           “Entity” means a corporation, partnership, limited liability company or other entity.

(z)           “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(aa)          “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” will not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to a registered public offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company; or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities.

(bb)          “Fair Market Value” means, as of any date, unless otherwise determined by the Board, the value of the Common Stock (as determined on a per share or aggregate basis, as applicable) determined as follows:

(i)            If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value will be the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in a source the Board deems reliable.

(ii)           If there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value will be the closing selling price on the last preceding date for which such quotation exists.

(iii)          In the absence of such markets for the Common Stock, or if otherwise determined by the Board, the Fair Market Value will be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.

(cc)          “Governmental Body” means any: (a) nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (b) federal, state, local, municipal, foreign or other government; (c) governmental or regulatory body, or quasi-governmental body of any nature (including any governmental division, department, administrative agency or bureau, commission, authority, instrumentality, official, ministry, fund, foundation, center, organization, unit, body or Entity and any court or other tribunal, and for the avoidance of doubt, any Tax authority) or other body exercising similar powers or authority; or (d) self-regulatory organization (including the Nasdaq Stock Market, New York Stock Exchange, and the Financial Industry Regulatory Authority).

(dd)           “Grant Notice” means the notice provided to a Participant that he or she has been granted an Award under the Plan and which includes the name of the Participant, the type of Award, the date of grant of the Award, number of shares of Common Stock subject to the Award or potential cash payment right, (if any), the vesting schedule for the Award (if any) and other key terms applicable to the Award.

(ee)           “Incentive Stock Option” means an option granted pursuant to Section 4 of the Plan that is intended to be, and qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.

(ff)            “Materially Impair” means any amendment to the terms of the Award that materially adversely affects the Participant’s rights under the Award. A Participant’s rights under an Award will not be deemed to have been Materially Impaired by any such amendment if the Board, in its sole discretion, determines that the amendment, taken as a whole, does not materially impair the Participant’s rights. For example, the following types of amendments to the terms of an Award do not Materially Impair the Participant’s rights under the Award: (i) imposition of reasonable restrictions on the minimum number of shares subject to an Option or SAR that may be exercised, (ii) to maintain the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (iii) to change the terms of an Incentive Stock Option in a manner that disqualifies, impairs or otherwise affects the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (iv) to clarify the manner of exemption from, or to bring the Award into compliance with or qualify it for an exemption from, Section 409A; or (v) to comply with other Applicable Laws.

(gg)           “Non-Employee Director” means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

(kk)        “Nonstatutory Stock Option” means any option granted pursuant to Section 4 of the Plan that does not qualify as an Incentive Stock Option.

(ll)            “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.

(mm)       “Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.

(nn)         “Option Agreement” means a written or electronic agreement between the Company and the Optionholder evidencing the terms and conditions of the Option grant. The Option Agreement includes the Grant Notice for the Option and the agreement containing the written summary of the general terms and conditions applicable to the Option and which is provided, including through electronic means, to a Participant along with the Grant Notice. Each Option Agreement will be subject to the terms and conditions of the Plan.

(oo)          “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

(pp)         “Other Award” means an award valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof (e.g., options or stock rights with an exercise price or strike price less than 100% of the Fair Market Value at the time of grant) that is not an Incentive Stock Options, Nonstatutory Stock Option, SAR, Restricted Stock Award, RSU Award or Performance Award.

(qq)      “Other Award Agreement” means a written or electronic agreement between the Company and a holder of an Other Award evidencing the terms and conditions of an Other Award grant. Each Other Award Agreement will be subject to the terms and conditions of the Plan.

(rr)         “Own,” “Owned,” “Owner,” “Ownership” means that a person or Entity will be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

(ss)           “Participant” means an Employee, Director or Consultant to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

(tt)          “Performance Award” means an Award that may vest or may be exercised or a cash award that may vest or become earned and paid contingent upon the attainment during a Performance Period of certain Performance Goals and which is granted under the terms and conditions of Section 5(b) pursuant to such terms as are approved by the Board. In addition, to the extent permitted by Applicable Law and set forth in the applicable Award Agreement, the Board may determine that cash or other property may be used in payment of Performance Awards. Performance Awards that are settled in cash or other property are not required to be valued in whole or in part by reference to, or otherwise based on, the Common Stock.

(uu)         “Performance Criteria” means the one or more criteria that the Board will select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that will be used to establish such Performance Goals may be based on any one of, or combination of, the following as determined by the Board: earnings (including earnings per share and net earnings); earnings before interest, taxes and depreciation; earnings before interest, taxes, depreciation and amortization; total stockholder return; return on equity or average stockholder’s equity; return on assets, investment, or capital employed; stock price; margin (including gross margin); income (before or after taxes); operating income; operating income after taxes; pre-tax profit; operating cash flow; sales or revenue targets; increases in revenue or product revenue; expenses and cost reduction goals; improvement in or attainment of working capital levels; economic value added (or an equivalent metric); market share; cash flow; cash flow per share; share price performance; debt reduction; customer satisfaction; stockholders’ equity; capital expenditures; debt levels; operating profit or net operating profit; workforce diversity; growth of net income or operating income; billings; financing; regulatory milestones; stockholder liquidity; corporate governance and compliance; intellectual property; personnel matters; progress of internal research; progress of partnered programs; partner satisfaction; budget management; partner or collaborator achievements; internal controls, including those related to the Sarbanes-Oxley Act of 2002; investor relations, analysts and communication; implementation or completion of projects or processes; employee retention; number of users, including unique users; strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property); establishing relationships with respect to the marketing, distribution and sale of the Company’s products; supply chain achievements; co-development, co-marketing, profit sharing, joint venture or other similar arrangements; individual performance goals; corporate development and planning goals; and other measures of performance selected by the Board or Committee whether or not listed herein.

(vv)          “Performance Goals” means, for a Performance Period, the one or more goals established by the Board for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the Board (i) in the Award Agreement at the time the Award is granted or (ii) in such other document setting forth the Performance Goals at the time the Performance Goals are established, the Board will appropriately make adjustments in the method of calculating the attainment of Performance Goals for a Performance Period as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of items that are “unusual” in nature or occur “infrequently” as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a Performance Period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of Common Stock of the Company by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (9) to exclude the effects of stock based compensation and the award of bonuses under the Company’s bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; and (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles. In addition, the Board may establish or provide for other adjustment items in the Award Agreement at the time the Award is granted or in such other document setting forth the Performance Goals at the time the Performance Goals are established. In addition, the Board retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for such Performance Period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Award Agreement or the written terms of a Performance Cash Award.

(ww)        “Performance Period” means the period of time selected by the Board over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to vesting or exercise of an Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board.

(xx)          “Performance Stock Units” means an Award that will consist of a unit valued by reference to a designated amount of property other than shares of Common Stock, which value may be paid to the Participant by delivery of such property as the Committee will determine, including, without limitation, cash, shares of Common Stock, other property, or any combination thereof, upon the attainment of Performance Goals, as established by the Committee, and other terms and conditions specified by the Committee.

(yy)            “Plan” means this Archer Aviation Inc. 2021 Equity Incentive Plan.

(zz)          “Plan Administrator” means the person, persons, and/or third-party administrator designated by the Company to administer the day-to-day operations of the Plan and the Company’s other equity incentive programs.

(aaa)       “Post-Termination Exercise Period” means the period following termination of a Participant’s Continuous Service within which an Option or SAR is exercisable, as specified in Section 4(h).

(bbb)     “Restricted Stock Award” or “RSA” means an Award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 5(a).

(ccc)        “Restricted Stock Award Agreement” means a written or electronic agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. The Restricted Stock Award Agreement includes the Grant Notice for the Restricted Stock Award and the agreement containing the written summary of the general terms and conditions applicable to the Restricted Stock Award and which is provided, including by electronic means, to a Participant along with the Grant Notice. Each Restricted Stock Award Agreement will be subject to the terms and conditions of the Plan.

(ddd)     “RSU Award” or “RSU” means an Award of restricted stock units representing the right to receive an issuance of shares of Common Stock which is granted pursuant to the terms and conditions of Section 5(a).

(eee)        “RSU Award Agreement” means a written or electronic agreement between the Company and a holder of a RSU Award evidencing the terms and conditions of a RSU Award. The RSU Award Agreement includes the Grant Notice for the RSU Award and the agreement containing the written summary of the general terms and conditions applicable to the RSU Award and which is provided, including by electronic means, to a Participant along with the Grant Notice. Each RSU Award Agreement will be subject to the terms and conditions of the Plan.

(fff)       “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

(ggg)        “Rule 405” means Rule 405 promulgated under the Securities Act.

(hhh)       “Section 409A” means Section 409A of the Code and the regulations and other guidance thereunder.

(iii)          “Section 409A Change in Control” means a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the Company’s assets, as provided in Section 409A(a)(2)(A)(v) of the Code and Treasury Regulations Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder).

(jjj)          “Securities Act” means the Securities Act of 1933, as amended.

(kkk)       “Share Reserve” means the number of shares available for issuance under the Plan as set forth in Section 2(a).

(lll)          “Stock Appreciation Right” or “SAR” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 4.

(mmm)    “SAR Agreement” means a written or electronic agreement between the Company and a holder of a SAR evidencing the terms and conditions of a SAR grant. The SAR Agreement includes the Grant Notice for the SAR and the agreement containing the written summary of the general terms and conditions applicable to the SAR and which is provided, including by electronic means, to a Participant along with the Grant Notice. Each SAR Agreement will be subject to the terms and conditions of the Plan.

(nnn)       “Stock Bonus Award” means an Award to an eligible Employee, Consultant, or Director of Shares for services to be rendered or for past services already rendered to the Company or any parent, subsidiary, or affiliate.

(ooo)        “Subsidiary” means, with respect to the Company, (i) any corporation of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation will have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than 50%.

(ppp)       “Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Affiliate.

(qqq)       “Trading Policy” means the Company’s policy permitting certain individuals to sell Company shares only during certain “window” periods and/or otherwise restricts the ability of certain individuals to transfer or encumber Company shares, as in effect from time to time.

   Signature [PLEASE SIGN WITHIN BOX]  Date      Signature (Joint Owners)  Date          TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:    KEEP THIS PORTION FOR YOUR RECORDS  DETACH AND RETURN THIS PORTION ONLY  THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.  D83359-P69677  Deborah DiazFred Diaz  3. Ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022.  1. Election of DirectorsNominees:  For Withhold For All All All Except! ! !  For Against Abstain  ! ! !! ! !  To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.   ARCHER AVIATION INC.The Board of Directors recommends you vote FOR the following:  The Board of Directors recommends you vote FOR the following proposals:2. Approve the proposed Amended and Restated 2021 Equity Incentive Plan.  NOTE: Such other business as may properly come before the meeting or any adjournment thereof.  ARCHER AVIATION INC. 1880 EMBARCADERO ROAD PALO ALTO, CA 94303  Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.  VOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/ACHR2022You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.  SCAN TOVIEW MATERIALS & VOTE

     Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice, Proxy Statement and Annual Report are available at www.proxyvote.com.  D83360-P69677 ARCHER AVIATION INC. Annual Meeting of Stockholders June 10, 2022, 11:00 AM, Pacific Time This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Brett Adcock, Adam Goldstein and Andy Missan, or any one of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Archer Aviation Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 11:00 AM, Pacific Time on Friday, June 10, 2022, by virtual meeting via live webcast at www.virtualshareholdermeeting.com/ACHR2022, and any adjournment or postponement thereof. The proxies are authorized to vote in their discretion upon all matters incident to the conduct of the meeting, and upon such other business as may properly come before the meeting, and at any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.  Continued and to be signed on reverse side